                                                                    EXHIBIT 10.6

                                                                  EXECUTION COPY


================================================================================




                         SECURITIES PURCHASE AGREEMENT

                                 by and among

                                US UNWIRED INC.

                                      and

                            THE 1818 FUND III, L.P.


                           ________________________

                            Dated October 29, 1999

                           ________________________




================================================================================

                               Table of Contents

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Article 1

     DEFINITIONS.............................................................  1
     1.1    Definitions......................................................  1
     1.2    Accounting Terms................................................. 12

Article 2

     PURCHASE AND SALE OF PREFERRED STOCK.................................... 12
     2.1     Purchase and Sale of Preferred Stock............................ 12
     2.2     Charter Amendment............................................... 13
     2.3     Fees............................................................ 13
     2.4     Closing......................................................... 13

Article 3

     CONDITIONS TO THE OBLIGATION  OF THE PURCHASER TO CLOSE................. 13
     3.1     Representations and Warranties True............................. 13
     3.2     Compliance with this Agreement.................................. 13
     3.3     Officer's Certificate........................................... 13
     3.4     Secretary's Certificate......................................... 14
     3.5     Documents....................................................... 14
     3.6     Purchase Permitted by Applicable Laws; Legal Investment......... 14
     3.7     Filing of Charter Amendment and other Amendments................ 14
     3.8     Opinion of Counsel.............................................. 14
     3.9     Approval of Counsel to the Purchaser............................ 14
     3.10    Consents and Approvals.......................................... 14
     3.11    No Material Adverse Change...................................... 15
     3.12    Due Diligence................................................... 15
     3.13    Conduct of Business............................................. 15
     3.14    Registration Rights Agreement................................... 15
     3.15    Shareholders Agreement.......................................... 15
     3.16    Charter and By-Laws of the Company.............................. 15
     3.17    Market Conditions............................................... 15
     3.18    No Litigation................................................... 16
     3.19    No Default or Breach............................................ 16
     3.20    HSR Act......................................................... 16
     3.21    High Yield Offering............................................. 16
     3.22    Election of Directors........................................... 16
     3.23    Amendments to the Credit Agreements............................. 16
     3.24    Sprint PCS Agreement............................................ 16

                                       i
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     3.25    Amendment of Existing Shareholders' Agreement................... 17

Article 4

     CONDITIONS TO THE OBLIGATION OF THE COMPANY TO CLOSE.................... 17
     4.1     Representations and Warranties True............................. 17
     4.2     Compliance with this Agreement.................................. 17
     4.3     Issuance Permitted by Applicable Laws........................... 17
     4.4     Approval of Counsel to the Company.............................. 17
     4.5     Consents and Approvals.......................................... 18
     4.6     HSR Act......................................................... 18
     4.7     High Yield Offering............................................. 18

Article 5

     REPRESENTATIONS AND WARRANTIES OF THE COMPANY........................... 18
     5.1     Corporate Existence and Power................................... 18
     5.2     Corporate Authorization; No Contravention....................... 18
     5.3     Governmental Authorization; Third Party Consents................ 19
     5.4     Binding Effect.................................................. 19
     5.5     No Legal Bar.................................................... 19
     5.6     Litigation...................................................... 20
     5.7     No Default or Breach............................................ 20
     5.8     Title to Properties; Leases..................................... 20
     5.9     Taxes........................................................... 21
     5.10    Financial Condition............................................. 22
     5.11    No Material Adverse Change...................................... 22
     5.12    Offering Documents.............................................. 22
     5.13    Environmental Matters........................................... 22
     5.14    Investment Company.............................................. 24
     5.15    Affiliates and Subsidiaries..................................... 24
     5.16    Capitalization.................................................. 24
     5.17    Solvency........................................................ 25
     5.18    Private Offering................................................ 25
     5.19    Broker's, Finder's or Similar Fees.............................. 25
     5.20    Full Disclosure................................................. 25
     5.21    Year 2000 Compliance............................................ 26
     5.22    No Undisclosed Financial Liabilities............................ 26
     5.23    Registration Rights Agreement; Shareholders Agreement........... 26
     5.24    Trade Relations................................................. 27
     5.25    Material Contracts; Sprint PCS Agreement........................ 27
     5.26    Business Plan................................................... 28
     5.27    Internal Controls............................................... 28
     5.28    ERISA........................................................... 29

                                      ii
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     5.29    Labor Relations................................................. 29
     5.30    Personal Property............................................... 29
     5.31    Intellectual Property........................................... 29
     5.32    FCC Matters; Operation and Condition of the Systems............. 30

Article 6

     REPRESENTATIONS AND WARRANTIES AND COVENANTS OF THE PURCHASER........... 33
     6.1     Existence and Power............................................. 33
     6.2     Authorization; No Contravention................................. 33
     6.3     Binding Effect.................................................. 33
     6.4     No Legal Bar.................................................... 33
     6.5     Purchase for Own Account........................................ 33
     6.6     Broker's, Finder's or Similar Fees.............................. 34

Article 7

     INDEMNIFICATION......................................................... 35
     7.1     Indemnification by the Company.................................. 35
     7.2     Notification.................................................... 35
     7.3     Registration Rights Agreement................................... 36

Article 8

     AFFIRMATIVE COVENANTS................................................... 36
     8.1     Financial Statements............................................ 37
     8.2     Certificates; Other Information................................. 38
     8.3     Preservation of Corporate Existence............................. 38
     8.4     Payment of Obligations.......................................... 38
     8.5     Compliance with Laws............................................ 39
     8.6     Notices......................................................... 39
     8.7     Issue Taxes..................................................... 39
     8.8     Reservation of Shares........................................... 39
     8.9     Inspection...................................................... 40
     8.10    Registration and Listing........................................ 40
     8.11    HSR Act Filing.................................................. 40
     8.12    Sprint PCS Agreement............................................ 41

Article 9

     NEGATIVE COVENANTS...................................................... 41
     9.1     Consolidations and Mergers...................................... 41
     9.2     Transactions with Affiliates.................................... 42
     9.3     No Inconsistent Agreements...................................... 42
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                                      iii
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Article 10

     DISPOSITIONS............................................................ 42
     10.1    Dispositions by the Purchaser................................... 42
     10.2    Equity Put Option............................................... 43

Article 11

     MISCELLANEOUS........................................................... 46
     11.1    Survival of Provisions.......................................... 46
     11.2    Notices......................................................... 46
     11.3    Successors and Assigns.......................................... 47
     11.4    Amendment and Waiver............................................ 47
     11.5    Counterparts.................................................... 48
     11.6    Headings........................................................ 48
     11.7    Determinations.................................................. 48
     11.8    Governing Law................................................... 48
     11.9    Jurisdiction.................................................... 48
     11.10   Severability.................................................... 49
     11.11   Rules of Construction........................................... 49
     11.12   Remedies........................................................ 49
     11.13   Entire Agreement................................................ 49
     11.14   Attorneys' Fees................................................. 49
     11.15   Publicity....................................................... 50
     11.16   Expenses........................................................ 50


SCHEDULES

Schedule 5.6 - Litigation
Schedule 5.8 - Title to Properties; Leases
Schedule 5.13 - Environmental Matters
Schedule 5.15 - Affiliates and Subsidiaries
Schedule 5.16 - Capitalization
Schedule 5.21 - Year 2000 Compliance
Schedule 5.22 - Undisclosed Financial Liabilities
Schedule 5.23 - Registration Rights Agreement; Shareholders Agreement
Schedule 5.25 - Material Contracts; Sprint PCS Agreement
Schedule 5.26 - Business Plan
Schedule 5.29 - Labor Relations
Schedule 5.31 - Intellectual Property
Schedule 5.32 - FCC Matters; Operation and Condition of the Systems

EXHIBITS

                                                                          Page #
                                                                          ------

Exhibit A      Form of Charter Amendment
Exhibit B      Form of Registration Rights Agreement
Exhibit C      Form of Warrant
Exhibit D      Form of Shareholders Agreement
Exhibit E      Matters to be Addressed by Opinion of Counsel to Company

          SECURITIES PURCHASE AGREEMENT, dated October 29, 1999, by and among US Unwired Inc., a Louisiana corporation (the "Company"), and The 1818 Fund III,
                                            -------
L.P., a Delaware limited partnership (the "Purchaser").
                                           ---------

          The Company proposes that the Company issue to the Purchaser and that the Purchaser purchase, up to 500,000 shares of the Company's Senior Redeemable Convertible Preferred Stock, Series A, no par value (the "Preferred Stock"),
                                                          ---------------
upon the terms and subject to the conditions set forth in this Agreement.

          In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


                                   Article 1

                                  DEFINITIONS
                                  -----------

          1.1  Definitions.  As used in this Agreement, and unless the context
               -----------
requires a different meaning, the following terms have the meanings indicated:

               "1997 Audited Financials" has the meaning assigned to that term
                -----------------------
in Section 5.10.

               "1998 Audited Financials" has the meaning assigned to that term
                -----------------------
in Section 5.10.

               "1999 Interim Financials" has the meaning assigned to that term
                -----------------------
in Section 5.10.

               "Affiliate" has the meaning ascribed to such term in Rule 12b-2
                ---------
of the General Rules and Regulations under the Exchange Act; provided that the
                                                             --------
Purchaser shall not be deemed to be an "Affiliate" of the Company.

               "Agreement" means this Agreement as the same may be amended,
                ---------
supplemented or modified in accordance with the terms hereof.

               "Assets" has the meaning assigned to that term in Section 5.8(a).
                ------

               "Business Day" means any day other than a Saturday, Sunday or
                ------------
other day on which commercial banks in the City of New York, New York are authorized or required by law or executive order to close.

               "Business Plan" has the meaning assigned to that term in Section
                -------------
5.26.

               "Charter Amendment" means the Amendment to Articles of
                -----------------
Incorporation of the Company (the form of which is attached hereto as Exhibit A)
                                                                      ---------
to be adopted by the Board of Directors and shareholders of the Company and filed with the Secretary of State of the State of Louisiana.

               "Class A Common Stock" means the Class A common stock, par value
                --------------------
$.01 per share of the Company.

               "Class B Common Stock" means the Class B common stock, par value
                --------------------
$.01 per share, of the Company.

               "Closing" has the meaning assigned to that term in Section 2.4.
                -------

               "Closing Date" means the date specified in Section 2.4.
                ------------

               "Code" means the Internal Revenue Code of 1986, as amended.
                ----

               "Commission" means the Securities and Exchange Commission or any
                ----------
similar agency then having jurisdiction to enforce the Securities Act.

               "Commission Documents" means all registration statements, proxy
                --------------------
statements, reports and other documents (and all amendments thereto), required to be filed by the Company under the Securities Act or the Exchange Act.

               "Common Stock" means the Class A Common Stock, the Class B Common
                ------------
Stock and each other class of capital stock of the Company that does not have a preference over any other class of capital stock of the Company as to dividends or upon liquidation, dissolution or winding up of the Company and in each case, shall include any other class of capital stock of the Company into which such stock is reclassified or reconstituted.

               "Communications Act" has the meaning assigned to that term in
                ------------------
Section 5.30.

               "Communications Licenses" means all licenses, waivers, consents,
                -----------------------
permits or other authorizations issued or granted by the FCC or any other state or local Governmental Authority in connection with ownership and operation of the cellular, paging, PCS Services, LMDS, local exchange, long distance and Internet services provided by the Company and its Subsidiaries, including Sprint PCS Licenses.

               "Company" has the meaning assigned to that term in the recitals
                -------
to this Agreement.

               "Condition of the Company" means the assets, business,
                ------------------------
properties or financial or other condition of the Company and its Subsidiaries taken as a whole.

               "Consolidated Net Worth" means, as of the date of determination
                ----------------------
with respect to any Person, the consolidated stockholders' equity of such Person and its Subsidiaries, determined in accordance with GAAP.

               "Contact List" has the meaning assigned to that term in Section
                ------------
10.1(a).

               "Contingent Obligation" means, as applied to any Person, any
                ---------------------
direct or indirect liability of that Person with respect to any Indebtedness, lease, dividend, guaranty, letter of credit or other obligation (the "primary
                                                                      -------
obligation") of another Person (the "primary obligor"), including, without
----------                           ---------------
limitation, any obligation of such first-mentioned Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the beneficiary of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or
(d) otherwise to assure or hold harmless the beneficiary of any such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

               "Contractual Obligations" means as to any Person, any provision
                -----------------------
of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

               "Credit Agreement" means, collectively, (i) that certain Credit
                ----------------
Agreement, dated as of October 1, 1999, by and among the Company and CoBank, ACB, as Administrative Agent and a lender; The Bank of New York, a Documentation Agent and a lender; BNY Capital Markets, Inc., a Co-Arranger; First Union Capital Markets Corp., a Syndication Agent and a Co-Arranger; First Union National Bank, a lender; and the other lenders party signatory thereto, providing for up to $130.0 million of term and revolving credit borrowings, (ii) that certain Loan and Security Agreement, dated as of July 22, 1998, by and among LEC Unwired, AT&T Commercial Finance Corporation and the financial institutions named therein, providing for up to $15.0 million of credit borrowings, and (iii) that certain Subordinated Loan and Security Agreement, dated as of July 22, 1998, by and among LEC Unwired, AT&T Commercial Finance Corporation and the financial institutions named therein, providing for up to $3.0 million of credit borrowings, in each case including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, refunded, replaced or refinanced from time to time.

               "Demand Group" has the meaning assigned to that term in Section
                ------------
10.2(a).

               "Demand Notice" has the meaning assigned to that term is Section
                -------------
10.2(a).

               "Discount Note Documents" means (i) the DLJ Purchase Agreement,
                -----------------------
(ii) the Offering Memorandum, (iii) that certain A/B Exchange Registration Rights Agreement, dated as of October 29, 1999, by and among the Company, LA Unwired, Unwired Telecom, Donaldson, Lufkin & Jenrette Securities Corporation, First Union Securities, Inc. and BNY Capital Markets, Inc., (iv) that certain Indenture, dated as of October 29, 1999, by and among the Company, LA Unwired, Unwired Telecom and State Street Bank and Trust Company, providing for the issuance of an aggregate of $400,000,000 in principal amount at maturity of the Company's 13 3/8% Senior Subordinated Discount Notes due 2009, (v) that certain Pledge and Security Agreement, dated as of October 29, 1999, between LA Unwired and State Street Bank and Trust Company, and (vi) that certain Intercreditor Agreement, dated as of October 29, 1999, between State Street Bank and Trust Company, and CoBank, ACB and acknowledged by LA Unwired.

               "DLJ Purchase Agreement" means that certain Purchase Agreement,
                ----------------------
dated as of October 26, 1999, by and among the Company, Donaldson, Lufkin & Jenrette Securities Corporation, First Union Securities, Inc. and BNY Capital Markets, Inc., relating to an aggregate of $400,000,000 in principal amount at maturity of the Company's 13 3/8% Senior Subordinated Discount Notes due 2009.

               "Documents" has the meaning assigned to that term in Section
                ---------
5.20.

               "DTC" means the Depositary Trust Company.
                ---

               "Environmental Claims" means any notification, whether formal or
                --------------------
informal, written or oral, pursuant to Environmental Laws or principles of common law relating to pollution, or protection of the environment or health and safety, that any of the current or past operations of the Company or any of its Subsidiaries, or any by-product thereof, or any of the property currently or formerly owned, leased or operated by the Company or any of its Subsidiaries, or the operations or property of any predecessor of the Company or any of its Subsidiaries, is or may be implicated in or subject to any Claim, Requirements of Law, hearing, notice, agreement or evaluation by any Governmental Authority or any other Person.

          "Environmental Compliance Costs" means any expenditures, costs,
           ------------------------------
assessments or expenses (including any expenditures, costs, assessments or expenses in connection with the conduct of any Remedial Action, as well as reasonable fees, disbursements and expenses of attorneys, experts, personnel and consultants), whether direct or indirect, necessary to cause the operations, real property, assets, equipment or facilities owned, leased, operated or used by the Company or any of its Subsidiaries, or the property of any predecessor of the Company or any of its Subsidiaries, to be in compliance with any and all requirements of Environmental Laws, principles of common law concerning pollution, protection of the environment or health and safety, or Permits issued pursuant to Environmental Laws; provided, however, that Environmental Compliance
                                --------  -------
Costs do not include expenditures, costs, assessments or expenses necessary in connection with normal maintenance of such real property, assets, equipment or facilities or the replacement of equipment in the normal course of events due to ordinary wear and tear.

          "Environmental Laws" means any federal, state, territorial,
           ------------------
provincial, parish or local law, common law doctrine, rule, order, decree, judgment, injunction, license, permit or regulation relating to environmental matters, including those pertaining to land use, air, soil, surface water, ground water (including the protection, cleanup, removal, remediation or damage thereof), public or employee health or safety or any other environmental matter, together with any other laws (federal, state, territorial, provincial or local) relating to emissions, discharges, releases or threatened releases of any contaminant including, without limitation, medical, biological, biohazardous or radioactive waste and materials, into ambient air, land, surface water, groundwater, personal property or structures, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, discharge or handling of any contaminant, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. (S) 9601 et seq.), the Hazardous Material
                                  -- ---
Transportation Act (49 U.S.C. (S) 1801 et seq.), the Resource Conservation and
                                       -- ---
Recovery Act (42 U.S.C. (S) 6901 et seq.), the Federal Water Pollution Control
                                 -- ---
Act (33 U.S.C. (S) 1251 et seq.), the Clean Air Act (42 U.S.C. (S) 1251 et
                        -- ---                                          --
seq.), the Toxic Substances Control Act (15 U.S.C. (S) 2601 et seq.), the
---                                                         -- ---
Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. (S) 121 et seq.),
                                                                     -- ---
the Asbestos Hazard Emergency Response Act (15 U.S.C. (S) et seq.); the Safe
                                                          -- ---
Drinking Water Act (42 U.S.C. (S) 300F et seq.); the Oil Pollution Act of 1990
                                       -- ---
(33 U.S.C. (S) 2701 et seq.); and the Occupational Safety and Health Act (29
                    -- ---
U.S.C. (S) 651 et seq.), as such laws have been amended or supplemented and any
               -- ---
analogous future federal, or present or future state or local laws, statutes and regulations promulgated thereunder.

               "ERISA" means the Employee Retirement Income Security Act of
                -----
1974, as amended.

               "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended, and the rules and regulations of the Commission promulgated thereunder.

               "F-block License" means a license awarded by the FCC to provide
                ---------------
PCS Services in the frequency block 1890-1895 MHz paired with 1970-1975 MHz.

               "FCC" means the Federal Communications Commission.
                ---

               "FCC Rules" has the meaning assigned that term in Section 5.30.
                ---------

               "Financial Liabilities" has the meaning assigned that term in
                ---------------------
Section 5.22.

               "GAAP" means generally accepted accounting principles in effect
                ----
from time to time.

               "Governmental Authority" means the government of any nation,
                ----------------------
state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

               "Hazardous Materials" means those substances that are regulated
                -------------------
by, or form the basis of liability under, any Environmental Laws.

               "Hazardous Substance" means any toxic waste, pollutant,
                -------------------
contaminant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance or waste, petroleum or petroleum-derived substance or waste, radioactive substance or waste, or any constituent of any such substance or waste, or any other substance regulated under or defined by any Environmental Law.

               "High Yield Offering" has the meaning assigned to that term in
                -------------------
Section 3.21.

               "Holder", with respect to Preferred Shares or Common Stock
                ------
issued upon conversion of the Preferred Shares or upon exercise of the Warrants, means the Purchaser and any subsequent direct or indirect transferee of such securities; provided that the term Holder shall not include any Person who owns
            --------
such securities if such securities have been registered under the Securities Act or have been transferred to such Person after such securities has been the subject of a distribution to the public pursuant to Rule 144 under the Securities Act (or any successor provision) or otherwise distributed under circumstances not requiring a legend.

               "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements
                -------
Act of 1976, as amended, and the rules and regulations of the Federal Trade Commission thereunder.

               "Indebtedness" means as to any Person, without duplication, (a)
                ------------
all obligations of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured), (b) all obligations evidenced by notes, bonds, debentures or similar instruments,
(c) all obligations to pay the deferred purchase price of property or services, except trade accounts payable and accrued liabilities arising in the ordinary course of business, (d) all interest rate and currency swaps and similar agreements under which payments are obligated to be made, whether periodically or upon the happening of a contingency, (e) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (f) all obligations under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (g) all indebtedness secured by any Lien (other than Liens in favor of lessors under leases other than leases included in clause (f)) on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person, (h) all obligations of such Person to reimburse or prepay any bank or other Person in respect of amounts paid under a letter of credit, banker's acceptance or similar instrument, (i) all capital stock issued by such Person subject to mandatory redemption that is not contingent upon future events or circumstances, and (j) any Contingent Obligation.

               "Indemnified Party" has the meaning assigned to that term in
                -----------------
Section 7.1.

               "Intellectual Property" has the meaning assigned to that term in
                ---------------------
Section 5.31(a).

               "IPO" means the date on which the Company (a) becomes a
                ---
"reporting company," as defined under Section 12(g) of the Exchange Act, with all of its filings with the Commission being current, and (b) has completed one or more underwritten offerings of Common Stock registered under the Securities Act with at least $50 million, in the aggregate, of gross proceeds.

               "LA Unwired" means Louisiana Unwired, LLC, a Louisiana limited
                ----------
liability company.

               "Leases" means any leases of property, whether real, personal or
                ------
mixed, and all amendments thereto, and shall include all use or occupancy agreements.

               "LEC Unwired" means LEC Unwired, LLC, a Louisiana limited
                -----------
liability company.

               "Liabilities" has the meaning assigned to that term in Section
                -----------
7.1.

               "Lien" means any mortgage, deed of trust, pledge, hypothecation,
                ----
assignment, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including, without limitation, those created by, arising under or evidenced by, any conditional sale or other title retention agreement, the interest of a lessor under a capitalized lease obligation, or any financing lease having substantially the same economic effect as any of the fore going).

               "LMDS" means local multipoint distribution services, a form of
                ----
wireless communications.

               "Meretel" means Meretel Communications Limited Partnership, a
                -------
Louisiana partnership in commendam.

               "Nonparticipating Holders" has the meaning assigned to that term
                ------------------------
in Section 10.1(a).

               "Offering Memorandum" means that certain Offering Memorandum,
                -------------------
dated as of October 26, 1999, relating to an aggregate of $400,000,000 in principal amount at maturity of the Company's 13 3/8% Senior Subordinated Discount Notes due 2009.

               "Options" has the meaning assigned to that term in Section 5.16.
                -------

               "Participating Holder" has the meaning assigned to that term in
                --------------------
Section 10.2(a).

               "PCS Services" means the provision of personal communications
                ------------
service, a form of wireless communications.

               "Permits" means all licenses, franchises, permits and
                -------
authorizations of any governmental bodies as are necessary for the lawful conduct of the business of the Company or any of its Subsidiaries.

               "Per Share Equity Value" of a share of Common Stock as of a
                ----------------------
particular date shall mean the quotient obtained by dividing (a) the "as if fully distributed value" of all outstanding shares of the Common Stock on such date

(assuming that (i) the shares of Common Stock are publicly traded on a national exchange and that no consideration is given to any distinction between the shares of Class A Common Stock and shares of Class B Common Stock, (ii) that no person or group owns a control block, (iii) no consideration is given to any minority investment discounts or discounts related to restrictions on transferability or discounts relating to illiquidity, (iv) all the Preferred Shares have been converted into Common Stock, and (v) no consideration is given to any cost of selling the shares of Common Stock), by (b) the number of outstanding shares of the Common Stock. The "as if fully distributed value" shall be determined in accordance with Section 10.2(c).

               "Person" means any individual, firm, corporation, partnership,
                ------
limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

               "PORTAL" means Private Offerings, Resales and Trading through
                ------
Automated Linkages.

               "Preferred Shares" has the meaning assigned to that term in
                ----------------
Section 2.1(a).

               "Preferred Stock" has the meaning assigned to that term in the
                ---------------
recitals to this Agreement.

               "Prohibitive Event" has the meaning assigned to that term in
                -----------------
Section 10.2(a).

               "Purchase Price" has the meaning assigned to that term in Section
                --------------
2.1(a).

               "Purchaser" has the meaning assigned to that term in the recitals
                ---------
to this Agreement.

               "Put Price" means, with respect to a share of Common Stock, the
                ---------
Per Share Equity Value of such share of Common Stock as of the date of the Demand Notice or such later date in accordance with Section 10.2(d).

               "Real Property" means all of the fee estates and buildings and
                -------------
other fixtures and improvements thereon, leasehold interests, easements, licenses, rights to access, rights-of-way, and other real property interests which are owned or used by the Company or any of its Subsidiaries, as of the date hereof, in the operations of the business of the Company and its Subsidiaries, plus such additions thereto and deletions therefrom arising in the ordinary course of business between the date hereof and the Closing Date.

               "Redemption Date" has the meaning assigned to that term in
                ---------------
Section 10.2(a).

               "Registration Rights Agreement" means the Registration Rights
                -----------------------------
Agreement in substantially the form attached hereto as Exhibit B.
                                                       ---------

               "Release" means any release, spill, emission, leaking, pumping,
                -------
injection, deposit, disposal, discharge, dispersal, leaching or migration into or through the indoor or outdoor environment or into, through or out of any property, including the movement of Hazardous Substances through or in the air, soil, surface water, ground water or property.

               "Remedial Action" means all actions, whether voluntary or
                ---------------
involuntary, reasonably necessary to comply with, or discharge any obligation under, Environmental Laws to (i) clean up, remove, treat, cover or in any other way adjust Hazardous Substances in the indoor or outdoor environment; (ii) prevent or control the Release of Hazardous Substances so that they do not migrate or endanger or threaten to endanger public health or welfare or the environment; or (iii) perform remedial studies, investigations, restoration and post-remedial studies, investigations and monitoring on, about or in any real property.

               "Required Redemption Notice" has the meaning assigned to that
                --------------------------
term in Section 10.2(a).

               "Requirements of Law" means as to any Person, the Articles of
                -------------------
Incorporation and By-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

               "Securities Act" means the Securities Act of 1933, as amended,
                --------------
 and the rules and regulations of the Commission promulgated thereunder.

               "Shareholders Agreement" means the Shareholders Agreement in
                ----------------------
substantially the form attached hereto as Exhibit D.
                                          ---------

               "Solvent" means, with respect to any Person, that the fair
                -------
saleable value on a going concern basis of the assets and property of such Person is, on the date of determination, greater than the total amount of liabilities (including contingent and unli quidated liabilities) of such Person as of such date and that, as of such date, such Person is able to pay all liabilities of such Person as such liabilities mature. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed as the amount which, in light of all the facts and circumstances existing at such time, represents the amount that is probable to become an actual or matured liability.

               "Sprint PCS" means, collectively, Sprint Spectrum L.P., a
                ----------
Delaware limited partnership, and SprintCom, Inc., a Kansas corporation.

               "Sprint PCS Agreement" means, collectively, (i) the Sprint PCS
                --------------------
Management Agreement among Wirelessco, L.P., Sprint Spectrum L.P., SprintCom, Inc. and LA Unwired dated February 8, 1999, including Addendum I, Addendum II, the Sprint Trademark and Service Mark License Agreement, and Sprint Spectrum Trademark and Service Mark License Agreement, all as attached thereto and made a part thereof; (ii) the Sprint PCS Management Agreement, among Wirelessco, L.P., Sprint Spectrum L.P., SprintCom, Inc. and LA Unwired dated June 8, 1998, including Addendum I, Addendum II, the Sprint Trademark and Service Mark License Agreement, and Sprint Spectrum Trademark and Service Mark License Agreement, all as attached thereto and made a part thereof and (iii) the Sprint PCS Management Agreement among Wirelessco, L.P., Sprint Spectrum L.P., SprintCom, Inc. and Meretel dated June 8, 1999, including Addendum I, the Sprint Trademark and Service Mark License Agreement, and Sprint Spectrum Trademark and Service Mark License Agreement, all as attached thereto and made a part thereof.

               "Sprint PCS Licenses" has the meaning assigned to that term in
                -------------------
Section 5.32(a).

               "Sprint PCS Markets" has the meaning assigned to that term in
                ------------------
Section 5.25(b).

               "Subsidiary" means, with respect to any Person, another Person of
                ----------
which 50% or more of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such first-mentioned Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company. "Subsidiaries" of the Company shall also include LA Unwired, LEC Unwired, Unwired Telecom and Texas Unwired.

               "Technology Systems" has the meaning assigned to that term is
                ------------------
Section 5.21.

               "Texas Unwired" means Texas Unwired, a Louisiana general
                -------------
partnership.

               "Unwired Telecom" means Unwired Telecom Corp., a Louisiana
                ---------------
corporation.

               "USTs" means any underground or aboveground storage tanks or
                ----
related piping or dispensers.

               "Voting Stock" means, with respect to any Person, any
                ------------
securities or similar instruments of such Person whose holders are entitled under ordinary circumstances to vote for the election of directors of such Person (irrespective of whether at such time securities or similar instruments of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

               "Warrants" mean the warrants exercisable into shares of Common
                --------
Stock of the Company, at an exercise price of $.01 per warrant, in substantially the form attached hereto as Exhibit C.
                            ---------

               "Year 2000 Compliance" has the meaning assigned to that term in
                --------------------
Section 5.21.

          1.2  Accounting Terms.  All accounting terms used herein not expressly
               ----------------
defined in this Agreement shall have the respective meanings given to them in accordance with sound accounting practice. The term "sound accounting practice" shall mean such accounting practice as, in the opinion of the independent accountants regularly retained by the Company, conforms at the time to GAAP applied on a consistent basis except for changes with which such accountants concur.


                                   Article 2

                      PURCHASE AND SALE OF PREFERRED STOCK
                      ------------------------------------

           2.1 Purchase and Sale of Preferred Stock.
               ------------------------------------

               (a) Subject to the terms and conditions herein set forth, the Company agrees that it will issue to the Purchaser, and the Purchaser agrees that it will acquire from the Company, at the Closing, 500,000 shares of Preferred Stock (the "Preferred Shares") for a purchase price of $50,000,000
                      ----------------
(the "Purchase Price"), in cash, by wire transfer of immediately available funds
      --------------
to an account designated by the Company in a notice delivered to the Purchaser one Business Day prior to the Closing Date.

           2.2 Charter Amendment.  The Preferred Shares shall have the rights
               -----------------
and preferences set forth in the Charter Amendment.

          2.3  Fees.  Simultaneously with the purchase of the Preferred Shares,
               ----
the Company shall pay a facility fee equal to two percent (2%) of the Purchase Price to the Purchaser, in cash, by wire transfer of immediately available funds to an account designated in a notice delivered to the Company not later than two Business Days prior to the Closing Date. At the Company's option by notice to the Purchaser at least two Business Days prior to the Closing Date, such facility fee may be paid by the Purchaser deducting such amount from the Purchase Price.

          2.4  Closing.  Subject to Articles 3 and 4, the purchase and issuance
               -------
of the Preferred Shares shall take place at the closing (the "Closing") to be
                                                              -------
held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019-6064 on October 29, 1999, or such other location or later date on or prior to October 31, 1999 as the parties may agree (the "Closing Date"), at 10:00 a.m., New York City time. At the Closing,
      ------------
subject to the terms and conditions set forth herein, the Company shall sell the Preferred Shares to the Purchaser by delivering to the Purchaser Preferred Shares registered in the name of the Purchaser or its designee, with appropriate issue stamps, if any, affixed at the expense of the Company, free and clear of any Lien, and the Purchaser shall purchase the Preferred Shares.


                                   Article 3

                         CONDITIONS TO THE OBLIGATION
                           OF THE PURCHASER TO CLOSE
                           -------------------------

          The obligation of the Purchaser to purchase the Preferred Shares, to pay the Purchase Price at the Closing and to perform any of its obligations hereunder shall be subject to the satisfaction or waiver of the following conditions on or before the Closing Date:

          3.1  Representations and Warranties True.  The representations and
               -----------------------------------
warranties of the Company contained in Article 5 hereof shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such date.

          3.2  Compliance with this Agreement.  The Company shall have performed
               ------------------------------
and complied with all of its agreements and conditions set forth or contemplated herein that are required to be performed or complied with by the Company on or before the Closing Date.

          3.3  Officer's Certificate.  The Purchaser shall have received a
               ---------------------
certificate, dated the Closing Date and signed by the President or the Chief Financial Officer of the Company, certifying that the conditions set forth in Sections 3.1 and 3.2 hereof have been satisfied on and as of such date.

          3.4  Secretary's Certificate.  The Purchaser shall have received a
               -----------------------
certificate, dated the Closing Date and signed by the Secretary or an Assistant Secretary of the Company, certifying the truth and correctness of attached copies of the Articles of Incorporation and By-laws of the Company and resolutions of the Board of Directors of the Company approving this Agreement and the transactions contemplated hereby.

          3.5  Documents.  The Purchaser shall have received copies of such
               ---------
documents as it reasonably may request in connection with the sale of the Preferred

Shares and the transactions contemplated hereby, all in form and substance reasonably satisfactory to such Purchaser.

          3.6  Purchase Permitted by Applicable Laws; Legal Investment.  The
               -------------------------------------------------------
acquisition of and payment for the Preferred Shares to be acquired by the Purchaser hereunder and the consummation of the transactions contemplated hereby: (a) shall not be prohibited by any applicable law or governmental regulation; (b) shall not subject the Purchaser to any penalty or, in its reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental regulation; and (c) shall be permitted by the laws and regulations of the jurisdictions to which it is subject.

          3.7  Filing of Charter Amendment and other Amendments.  The Charter
               ------------------------------------------------
Amendment shall have been duly filed by the Company with the Secretary of State of the State of Louisiana and shall be effective and the Articles of Incorporation of the Company shall provide that the Purchaser is eligible to be a holder of shares of Class B Common Stock.

          3.8  Opinion of Counsel.  The Purchaser shall have received the
               ------------------
opinions of Correro Fishman Haygood Phelps Walmsley & Casteix, L.L.P., counsel to the Company, and Lukas, Nace, Gutierrez & Sachs, Chartered, special regulatory counsel to the Company, dated the Closing Date, with respect to the matters set forth in Exhibit E hereto.
                     ---------

          3.9  Approval of Counsel to the Purchaser.  All actions and
               ------------------------------------
proceedings hereunder and all documents required to be delivered by the Company hereunder or in connection with the consummation of the transactions contemplated hereby, and all other related matters, shall have been reasonably acceptable to Paul, Weiss, Rifkind, Wharton & Garrison, counsel to the Purchaser, as to their form and substance.

          3.10 Consents and Approvals.  All consents, exemptions,
               ----------------------
authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons, including, with respect to Contractual Obligations of the Company, necessary or required in connection with the execution, delivery or performance by the Company or enforcement against the Company of this Agreement, the Preferred Shares, the Registration Rights Agreement, the Warrants or the Shareholders Agreement shall have been obtained and be in full force and effect, and the Purchaser shall have been furnished with appropriate evidence thereof.

          3.11 No Material Adverse Change.  Since December 31, 1998, there shall
               --------------------------
have been no material adverse change, nor shall any such change be threatened, in the Condition of the Company since that date.

          3.12 Due Diligence.  The Purchaser shall have completed its due
               -------------
diligence review of the assets, business, properties, pending litigations, prospects, operations and financial and other Condition of the Company, and shall be reasonably satisfied with the results of such review.

          3.13 Conduct of Business.  The Company shall have conducted its
               -------------------
business in the ordinary course from the date hereof to the Closing Date, and no extraordinary or other material transactions not in the ordinary course of business shall have occurred without the Purchaser's consent.

          3.14 Registration Rights Agreement.  The Company shall have duly
               -----------------------------
executed and delivered to the Purchaser the Registration Rights Agreement.

          3.15 Shareholders Agreement.  The Company and the other parties to the
               ----------------------
Shareholders Agreement (other than the Purchaser) shall have duly executed and delivered to the Purchaser the Shareholders Agreement.

          3.16 Charter and By-Laws of the Company.  The Articles of
               ----------------------------------
Incorporation and By-Laws of the Company, each as amended as of the Closing Date, shall be in a form reasonably acceptable to the Purchaser.

          3.17 Market Conditions.  Between the date hereof and the Closing Date,
               -----------------
(a) trading in securities generally on the New York Stock Exchange, Inc. shall not have been suspended or limited or minimum or maximum prices shall not have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall not have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other Governmental Authority, (b) a general banking moratorium shall not have been declared by either Federal or New York State authorities, and (c) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall not have occurred.

          3.18 No Litigation.  No action, suit, proceeding, claim or dispute
               -------------
shall have been brought or otherwise arisen at law, in equity, in arbitration or before any Governmental Authority against the Company or any of its Subsidiaries which would, if adversely determined, (i) have a material adverse effect on the Condition of the Company or (ii) have a material adverse effect on the ability of the Company to perform its obligations under this Agreement, the Preferred Shares, the Registration Rights Agreement, the Warrants or the Shareholders Agreement.

          3.19 No Default or Breach.  Neither the Company nor any of its
               --------------------
Subsidiaries shall have been in default under or with respect to any Contractual Obligation in any respect, which, individually or together with all such defaults, would be materially adverse to the Condition of the Company or which could materially adversely affect the ability of the Company to perform its obligations under this

Agreement, the Preferred Shares, the Registration Rights Agreement, the Warrants or the Shareholders Agreement.

          3.20 HSR Act.  The waiting period under the HSR Act with respect to
               -------
the Preferred Shares to be acquired by such Purchaser shall have expired or been terminated.

          3.21 High Yield Offering.  The Company shall have consummated or be
               -------------------
simultaneously consummating its offering of Senior Discount Notes due 2009, which offering shall result in proceeds to the Company (net of placement and similar fees) of at least $150,000,000 (the "High Yield Offering").
                                             -------------------

          3.22 Election of Directors.  Two individuals designated  by the
               ---------------------
Purchaser shall have been elected to the Board of Directors of the Company in accordance with the Shareholders Agreement.

          3.23 Amendments to the Credit Agreements.  The Purchaser shall have
               -----------------------------------
received a copy of amendments to each of the Credit Agreements permitting the issuance of the Preferred Stock.

          3.24 Sprint PCS Agreement.
               --------------------

               (a) The Company shall have received, and provided copies to the Purchaser, of (i) written evidence from Sprint PCS that the financing condition set forth in the Sprint PCS Agreement has been fully satisfied and (ii) any waivers or consents of Sprint PCS required in connection with any of the transactions contemplated by the Discount Note Documents.

               (b) The Sprint PCS Agreement shall be in full force and effect and binding upon the parties thereto in accordance with its terms. Neither the Company nor any of its Subsidiaries, nor to the knowledge of the Company or its Subsidiaries, any other party to such agreement, is in default thereunder, nor does any condition exist that with notice or lapse of time or both, would constitute a default thereunder. Neither the Company nor any of its Subsidiaries has any knowledge of any proposed, pending or likely cancellation or termination of such agreement.

          3.25 Amendment of Existing Shareholders' Agreement.  The Shareholders'
               ---------------------------------------------
Agreement, dated as of September 24, 1999, among the Company and the other parties signatory thereto, shall be in full force and effect and binding upon the parties thereto in accordance with its terms.

                                   Article 4

                         CONDITIONS TO THE OBLIGATION
                            OF THE COMPANY TO CLOSE
                            -----------------------

          The obligations of the Company to issue and sell the Preferred Shares to the Purchaser, and to consummate the transactions contemplated herein on the Closing Date with respect to the Purchaser, shall be subject to the satisfaction or waiver of the following conditions on or before the Closing Date:

          4.1  Representations and Warranties True.  The representations and
               -----------------------------------
warranties of the Purchaser contained in Article 6 hereof shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such date.

          4.2  Compliance with this Agreement.  The Purchaser shall have
               ------------------------------
performed and complied with all of its agreements and conditions set forth or contemplated herein that are required to be performed or complied with by the Purchasers on or before the Closing Date.

          4.3  Issuance Permitted by Applicable Laws.  The issuance of the
               -------------------------------------
Preferred Shares and the consummation of the transactions contemplated hereby by the Company: (a) shall not be prohibited by any applicable law or governmental regulation; (b) shall not subject the Company to any penalty or, in its reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental regulation; and (c) shall be permitted by the laws and regulations of the jurisdictions in which is it subject.

          4.4  Approval of Counsel to the Company.  All actions and proceedings
               ----------------------------------
hereunder and all documents required to be delivered by the Purchaser hereunder or in connection with the consummation of the transactions contemplated hereby, and all other related matters, shall have been reasonably acceptable to Correro Fishman Haygood Phelps Walmsley & Casteix L.L.P., counsel to the Company, as to their form and substance.

          4.5  Consents and Approvals.  All consents, exemptions,
               ----------------------
authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons necessary or required in connection with the execution, delivery or performance by such Purchaser or enforcement against such Purchaser of this Agreement shall have been obtained and be in full force and effect, and the Company shall have been furnished with appropriate evidence thereof.

          4.6  HSR Act.  The waiting period under the HSR Act with respect to
               -------
the Preferred Shares to be acquired by such Purchaser shall have expired or been terminated.

          4.7  High Yield Offering.  The Company shall have consummated or be
               -------------------
simultaneously consummating the High Yield Offering.


                                   Article 5

                              REPRESENTATIONS AND
                           WARRANTIES OF THE COMPANY
                           -------------------------

          The Company hereby represents and warrants to the Purchaser as follows:

          5.1  Corporate Existence and Power.  The Company, and each of its
               -----------------------------
Subsidiaries:

               (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

               (b) has (i) full corporate (or other organizational) power and authority and (ii) all governmental licenses, authorizations, consents and approvals, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be, engaged;

               (c) is duly qualified as a foreign person, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification; and

               (d) is in compliance with all Requirements of Law;

except, in the case of (c) or (d) of this Section 5.1, to the extent that the failure to do so would not have a material adverse effect on the Condition of the Company.

          5.2  Corporate Authorization; No Contravention.  The execution,
               -----------------------------------------
delivery and performance by the Company of this Agreement, the Registration Rights Agreement, the Warrants, the Shareholders Agreement and the transactions contemplated hereby and thereby, including the issuance of the Preferred Shares and the Common Stock issuable upon the conversion of the Preferred Shares or upon exercise of the Warrants:

               (a) is within the Company's corporate power and authority and has been duly authorized by all necessary corporate action;

               (b) will not violate, conflict with or result in any breach or contravention of or the creation of any Lien under, any Contractual Obligation of the

Company or any of its Subsidiaries, or any order or decree directly relating to the Company or any of its Subsidiaries; and

               (c) has been duly authorized by the Board of Directors of the Company and no other corporate proceedings on the part of the Company or its stockholders are necessary to authorize or approve the Agreement, the Registration Rights Agreement, the Warrants, the Shareholders Agreement or the transactions contemplated hereby and thereby.

          5.3  Governmental Authorization; Third Party Consents.  No approval,
               ------------------------------------------------
consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person, is necessary or required in connection with the execution, delivery or performance by the Company or enforcement against the Company of this Agreement, the Preferred Shares, the Registration Rights Agreement, the Warrants, the Shareholders Agreement or the transactions contemplated hereby or thereby, except for the filing required under the HSR Act.

          5.4  Binding Effect.  This Agreement has been duly executed and
               --------------
delivered by the Company, and at the Closing the Registration Rights Agreement and the Preferred Shares will be duly executed and delivered by the Company. This Agreement constitutes the legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability. At the Closing, the Registration Rights Agreement, the Preferred Shares, the Shareholders Agreement and, upon issuance of Warrants in accordance with the terms of this Agreement, the Warrants will each constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

          5.5  No Legal Bar.  Neither the execution, delivery and performance of
               ------------
this Agreement, the Registration Rights Agreement, the Warrants and the Shareholders Agreement nor the issuance or performance of the terms of the Preferred Shares will violate any Requirement of Law or any Contractual Obligation of the Company or any of its Subsidiaries.

           5.6 Litigation.
               ----------

               (a) Except as set forth on Schedule 5.6, there are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Company, threatened, at law, in equity, in arbitration or before any Governmental Authority against the Company or any of its Subsidiaries:

                    (i) with respect to this Agreement, the Preferred Shares, the Registration Rights Agreement, the Warrants or the Shareholders Agreement or any of the transactions contemplated hereby or thereby; or

                    (ii) which would, if adversely determined, (i) have a material adverse effect on the Condition of the Company or (ii) have a material adverse effect on the ability of the Company to perform its obligations under this Agreement, the Preferred Shares, the Registration Rights Agreement, the Warrants or the Shareholders Agreement.

               (b) No injunction, writ, temporary restraining order, decree or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery and performance of this Agreement, the Preferred Shares, the Registration Rights Agreement, the Warrants or the Shareholders Agreement.

          5.7  No Default or Breach.  No event has occurred and is continuing
               --------------------
(or is likely to occur as a result of the Company entering into this transaction) under this Agreement, the Discount Note Documents, the Preferred Shares, the Registration Rights Agreement, the Warrants or the Shareholders Agreement which constitutes a default under or breach of any of the provisions of Article 8 or 9. Neither the Company nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation in any respect, which, individually or together with all such defaults, would have a material adverse effect on the Condition of the Company or on the ability of the Company to perform its obligations under this Agreement, the Preferred Shares, the Registration Rights Agreement, the Warrants or the Shareholders Agreement.

           5.8 Title to Properties; Leases.
               ---------------------------

               (a) Schedule 5.8(a) sets forth a list of all Real Property owned by the Company or any of its Subsidiaries and indicates the entity that owns the Real Property. The Company and its Subsidiaries have good indefeasible, marketable and insurable title to all such Real Property (other than leasehold real property) and good title to all of its other owned property and assets, tangible and intangible (collectively, the "Assets") that are material to the
                                            ------
business of the Company and its Subsidiaries taken as a whole; all of the Assets are so owned, in each case, free and clear of all Liens. Except as set forth on
Schedule 5.8(a), all improvements on the real property owned or leased by the Company and its Subsidiaries are in compliance with applicable zoning, building, wetlands and land use laws, ordinances and regulations and applicable title covenants, conditions, restrictions and reservations in all respects necessary to conduct the business of the Company and its Subsidiaries as presently conducted, or proposed to be conducted, on or prior to the Closing Date. Except as set forth on Schedule 5.8(a), all such improvements comply in all material respects with all Requirements of Law and Permits. Except as set forth on
Schedule 5.8(a), all of the
transmitting towers, ground radials, guy anchors, transmitting buildings and related improvements, if any, located on the real property owned or leased by the Company and the Company Subsidiaries are located entirely on such real property or in areas where a Subsidiary has a valid easement to locate such items. Except as set forth on Schedule 5.8(a), such transmitting towers, ground radials, guy anchors, transmitting buildings and related improvements and other material items of personal property, including equipment, are in a state of repair and maintenance and operating condition so as to permit the business of the Company and its Subsidiaries to be operated in all material respects in accordance with the terms and conditions of all applicable Requirements of Law and Permits.

          (b) Schedule 5.8(b) lists all Leases under which any real property used in the business of the Company or any of its Subsidiaries is leased to the Company or such Subsidiary by any Person and indicates the entity that leases the Real Property. Except as otherwise set forth on Schedule 5.8(b), each Lease under which the Company or any of its Subsidiaries holds real property constituting a part of the Assets is in full force and effect, and the Company or such Subsidiary has a valid leasehold interest in and enjoys peaceful and undisturbed possession or a valid easement right under all Leases pursuant to which it holds any such real property, subject to the terms of each Lease and applicable Requirements of Law. Neither the Company nor, to the Company's knowledge, any other party thereto, has failed to duly comply with all of the material terms and conditions of each such Lease or has done or performed, or failed to do or perform (and no claim is pending or, to the knowledge of the Company, threatened to the effect that the Company has not so complied, done and performed or failed to do and perform) any act which would invalidate or provide grounds for the other party thereto to terminate (with or without notice, passage of time or both) such Leases or impair the rights or benefits, or increase the costs, of the Company under any of such Leases in any material respect.

          5.9  Taxes.  The Company and its Subsidiaries have filed or caused to
               -----
be filed, or have properly filed extensions for, all income tax returns which are required to be filed and have paid or caused to be paid all taxes as shown on said returns and on all assessments received by it to the extent that such taxes have become due, except taxes the validity or amount of which is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside. The Company and its Subsidiaries have paid or caused to be paid, or have established reserves that the Company reasonably believes to be adequate for all income tax liabilities applicable to the Company and its Subsidiaries for all fiscal years which have not been examined and reported on by the taxing authorities (or closed by applicable statutes).

          5.10 Financial Condition.  The Company heretofore has delivered to the
               -------------------
Purchaser true and correct copies of audited consolidated financial statements of the Company and its Subsidiaries as of December 31, 1997 (the "1997 Audited
                                                                  ------------
Financials") and December 31, 1998 (the "1998 Audited Financials"), and the
----------                               -----------------------
unaudited consolidated financial statements of the Company and its Subsidiaries as of June 30, 1999 (the "1999 Interim Financials"). The 1997 Audited
                          -----------------------
Financials, 1998 Audited Financials and 1999 Interim Financials have been prepared in accordance with GAAP applied consistently and present fairly the consolidated financial condition of the Company as of the dates thereof and the consolidated results of operations of the Company for the period, or portion thereof, then ended (except in the case of the 1999 Interim Financials, for normal year-end adjustment and the absence of footnotes).

          5.11 No Material Adverse Change.  Since December 31, 1998, there has
               --------------------------
not been any material adverse change, nor to the knowledge of the Company is any such change threatened, in the Condition of the Company.

          5.12 Offering Documents.  The Offering Memorandum does not contain any
               ------------------
untrue statement of a material fact nor omit to state a material fact necessary to make the statements made, in the light of the circumstances under which they were made, not misleading. The Revenues, Pre-corporate EBITDA and Ending Subscribers (as those terms are used in the Offering Memorandum) as of December 31, 1998 and June 30, 1999, set forth in the "Certain Financial Information" table in the Offering Memorandum are complete and accurate. The representations and warranties of the Company contained in the DLJ Purchase Agreement shall be true and correct in all material respects as if made at and as of the Closing Date.

          5.13 Environmental Matters.
               ---------------------

               (a) Neither the Company nor any of its Subsidiaries is or has been in violation in any material respect of any applicable Environmental Law.

               (b) The Company and its Subsidiaries have all Permits required pursuant to Environmental Laws that are material to the conduct of the business of the Company or any of its Subsidiaries, all such Permits are in full force and effect, no action, cause of action, suit, claim, complaint, demand, litigation or legal, administrative or arbitral proceeding or investigation to revoke, limit or modify any of such Permits is pending and the Company and each of its Subsidiaries is in compliance in all material respects with all terms and conditions thereof. All such Permits are listed on Schedule 5.13.

               (c) Neither the Company nor any of its Subsidiaries has received, or will receive due to the consummation of this transaction, any Environmental Claim.

               (d) The Company and its Subsidiaries have filed all notices required under Environmental Laws indicating the past or present Release, generation, treatment, storage or disposal of Hazardous Substances. All such notices are listed on Schedule 5.13.

               (e) Neither the Company nor any of its Subsidiaries has entered into any written agreement with any Governmental Authority or any other Person by which the Company or any of the Subsidiaries has assumed responsibility, either directly or as a guarantor or surety, for the remediation of any condition arising from or relating to a Release or threatened Release of Hazardous Substances into the environment.

               (f) To the knowledge of the Company or any of its Subsidiaries, there is not now and has not been at any time in the past a Release or threatened Release of Hazardous Substances for which the Company or any of its Subsidiaries may be directly or indirectly responsible individually, or together with all such other Releases or threatened Releases, in an amount in excess of $500,000.

               (g) Except in cases which would not give rise to any liabilities under any Environmental Law that, individually or in the aggregate, are in excess of $500,000, there is not now and has not been at any time in the past at, on or in any of the real properties owned, leased or operated by the Company or any of its Subsidiaries, and, to the knowledge of the Company or any of its Subsidiaries, there was not at, on or in any real property previously owned, leased or operated by the Company or any of its Subsidiaries or any predecessor:
(i) any generation, use, handling, Release, treatment, recycling, storage or disposal of any Hazardous Substances; (ii) any UST, surface impoundment, lagoon, landfill, solid waste disposal area, or other containment facility (past or present) for the temporary or permanent storage, treatment or disposal of Hazardous Substances; (iii) any asbestos-containing material; (iv) any polychlorinated biphenyls (PCBs) used in hydraulic oils, electrical transformers or other equipment; (v) any Release or threatened Release, or any visible signs of Releases or threatened Releases, of a Hazardous Substance in form or quantity requiring Remedial Action under Environmental Laws; or (vi) any Hazardous Substances present at such property, excepting such quantities as are handled in accordance with all applicable manufacturer's instructions and Environmental Laws and in proper storage containers, and as are necessary for the operations of the Company and its Subsidiaries.

               (h) To the knowledge of the Company or any of its Subsidiaries, there is no basis or reasonably anticipated basis, individually or in the aggregate, for any Environmental Claim or Environmental Compliance Costs in excess of $500,000.

               (i) Neither the Company or any of its Subsidiaries has transported, stored, treated or disposed, nor has it allowed or arranged for any third persons to transport, store, treat or dispose, any Hazardous Substance to or at: (i) any location other than a site lawfully permitted to receive such substances for such purposes, or (ii) any location designated for Remedial Action pursuant to Environmental Laws; nor has it performed, arranged for or allowed by any method or procedure such transportation or disposal in contravention of any Environmental Laws or in any other manner that may result in Environmental Compliance Costs or in an Environmental Claim. All locations at which the Company or any of its Subsidiaries has disposed of any Hazardous Substance are listed on Schedule 5.13.

               (j) The Company and each of its Subsidiaries is in full compliance with the upgrade requirements for USTs in effect as of December 31, 1998 pursuant to the Resource Conservation and Recovery Act, 42 U.S.C. (S)6901 et seq.
-- ---

          5.14 Investment Company.  Neither the Company nor any Person
               ------------------
controlling the Company is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          5.15 Affiliates and Subsidiaries.  Schedule 5.15 sets forth a complete
               ---------------------------
and accurate list of all of the Affiliates and Subsidiaries of the Company together with their respective jurisdictions of incorporation or organization and the percentage ownership interests held in each such Affiliate or Subsidiary by the Company or any other Person. Schedule 5.15 sets forth a summary of each transaction occurring during the preceding twelve month period in which the ownership interests of any Affiliate or Subsidiary held by any Person, or the percentage thereof, changed.

          5.16 Capitalization.  As of the date hereof, the authorized capital
               --------------
stock of the Company consists of 100,000,000 shares of Class A Common Stock, 60,000,000 shares of Class B Common Stock and 40,000,000 shares of preferred stock, no par value, of which, as of the date hereof, no shares of Class A Common Stock, 11,250,000 shares of Class B Common Stock, and no shares of preferred stock are issued and outstanding. Except as set forth on Schedule 5.16, there are no shares of capital stock of the Company reserved for issuance. All of the outstanding shares of capital stock of the Company have been duly authorized and are fully paid and non-assessable. The Preferred Shares, when issued upon payment of the Purchase Price, and the shares of Common Stock when issued upon conversion of the Preferred Shares or upon exercise of the Warrants, will be duly authorized, and, in each case, validly issued, fully paid and nonassessable. Except for the Preferred Shares and the Warrants and outstanding options to purchase (i) an aggregate of 500,000 shares of Class A Common Stock at an exercise price of $6.00 per share and (ii) an aggregate of 166,600 shares of Class A Common Stock at an exercise price of $26.55 per share (the "Options"), there are no options, warrants or other rights to purchase shares of
 -------
capital stock or other securities of the Company, nor is the Company obligated in any manner to issue shares of its capital stock or other securities. Except as contemplated hereby and for relevant state and federal securities laws, there are no restrictions on the transfer of shares of capital stock of the Company.
Schedule 5.16 lists the Persons to whom the Options have been allocated and the number allocated to each such Person. The Company will issue the Options in accordance with Schedule 5.16.

          5.17 Solvency.  On and as of the Closing Date, after giving effect to
               --------
the transactions contemplated in this Agreement, the Company will be Solvent.

          5.18 Private Offering.  No form of general solicitation or general
               ----------------
advertising was used by the Company or, to its knowledge, its representatives in connection with the offer or sale of the Preferred Shares. No registration of the Preferred Shares pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws will be required by the offer, sale or issuance of the Preferred Shares pursuant to this Agreement. The Company agrees that neither it, nor anyone acting on its behalf, will offer or sell the Preferred Shares or any other security so as to require the registration of the Preferred Shares pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, unless such Preferred Shares are so registered.

          5.19 Broker's, Finder's or Similar Fees.  Except for the fee payable
               ----------------------------------
pursuant to Section 2.2 and the fee payable to Falkenberg Capital Corp., there are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any of its Subsidiaries, or any action taken by any such entity.

          5.20 Full Disclosure.  No statement by the Company contained in this
               ---------------
Agreement or any other documents, certificates, notices or consents (collectively, "Documents") delivered to the Purchaser in connection with the
                ---------
purchase and sale of the Preferred Shares at or prior to the Closing contains (or will contain) an untrue statement of a material fact or omits (or will omit) to state a material fact required to be stated therein or necessary to make the statements made, in the light of the circumstances in which made, not materially false or misleading.

          5.21 Year 2000 Compliance.  Except as set forth in Schedule 5.21, all
               --------------------
computer hardware and software (including all computer hardware and software contained in imbedded systems) used in the business of the Company and its Subsidiaries (whether such hardware and software is owned by the Company and its Subsidiaries or is licensed from third parties) (collectively, the "Technology
                                                                    ----------
Systems") is designed to be used prior to, during and after the calendar year
-------
2000 and such hardware and software will continue to operate during each such time period to accurately process date data (including, but not limited to calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries, including leap year calculations (the "Year 2000
                                                               ---------
Compliance").  The occurrence of the calendar year 2000 will not adversely
----------
affect the Technology Systems of the Company and its Subsidiaries. No expenditures in excess of currently budgeted items is necessary to cause Technology Systems to operate properly prior to, during and after the calendar year 2000. Except as set forth on Schedule 5.21, the Company and its Subsidiaries have confirmed with all material third party suppliers and customers that communicate electronically with the Company and its Subsidiaries, that such communications will not be disrupted and will continue to function properly prior to, during and after the calendar year 2000, and that such communications during the aforesaid time periods will not disrupt the Technology Systems or the operations of the Company and its Subsidiaries.

          5.22 No Undisclosed Financial Liabilities.  Except as set forth on
               ------------------------------------
Schedule 5.22, the Company and its Subsidiaries, after giving effect to the transactions contemplated hereby, will not have any material direct or indirect indebtedness, liability (including, without limitation, product liability or warranty claim), obligation, whether known or unknown, fixed or unfixed, contingent or otherwise, and whether or not of a kind required by GAAP to be set forth on a financial statement (collectively "Financial Liabilities"), other
                                              ---------------------
than (i) Liabilities fully and adequately reflected on the 1999 Interim Financials, (ii) those incurred since June 30, 1999 in the ordinary course of business, and (iii) Liabilities incurred pursuant to this Agreement, the Discount Note Documents, the Registration Rights Agreement, the Warrants or the Shareholders Agreement.

          5.23 Registration Rights Agreement; Shareholders Agreement. Schedule
               -----------------------------------------------------
5.23(a) sets forth all agreements to which the Company or any Subsidiary is a party or by which it is bound relating to the registration of its securities or, in the case of a Subsidiary, the securities of the Company. None of the agreements listed on Schedule 5.23(a) grants any registration rights to any Person which are inconsistent with the rights to be granted to the Purchaser in the Registration Rights Agreement. Schedule 5.23(b) sets forth all agreements to which the Company or any of its Subsidiaries is a party or of which the Company or any of its Subsidiaries has knowledge relating to the voting of Common Stock or restricting the transfer of Common Stock.

          5.24 Trade Relations.  To the best knowledge of the Company, there
               ---------------
exists no actual or threatened termination, cancellation or limitation of, or any adverse modification or change in, the business relationship or business of the Company and its Subsidiaries taken as a whole or their business with any customer or any group of customers which is, individually or in the aggregate, material to the business of the Company and its Subsidiaries taken as a whole, or with any material supplier.

          5.25 Material Contracts; Sprint PCS Agreement.
               ----------------------------------------

               (a) Neither the Company nor any of its Subsidiaries is a party to any Contractual Obligation or is subject to any charge, corporate restriction, judgment, injunction, decree or Requirement of Law materially adversely affecting, or which may adversely affect, the Condition of the Company. Schedule 5.25(a) lists all contracts, agreements or commitments of the Company or any of its Subsidiaries, whether written or oral, other than (a) this Agreement, the Registration Rights Agreement, the Warrants and the Shareholders Agreement, (b) purchase orders in the ordinary course of the Company's and any Subsidiary's business, (c) the Sprint PCS Agreement, (d) tower leases and store leases entered into in the ordinary course of business consistent with past practice, and (e) any other contracts, agreements or commitments, of the Company or any of its Subsidiaries that (i) do not extend beyond

December 31, 2000 and involve the receipt or payment of not more than $50,000, and (ii) are not material to the Condition of the Company. Notwithstanding the previous sentence, Schedule 5.25(a) lists all contracts, agreements or commitments, whether written or oral, between the Company or any of its Subsidiaries, on the one hand, and any Affiliate of the Company or of any such Subsidiary, on the other hand. All of the contracts, agreements and commitments of the Company and its Subsidiaries listed in Schedule 5.25(a) are lawful under the Communications Act and are in full force and effect and binding upon the parties thereto in accordance with their terms. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company or any of its Subsidiaries, any other party to such contracts, agreements and commitments, is in default thereunder, nor does any condition exist that with notice or lapse of time, or both, would constitute a default thereunder. Neither the Company nor any of its Subsidiaries has any knowledge of any proposed, pending or likely cancellation or termination of any such contract, agreement or commitment.

          (b) Schedule 5.25(b) lists all contracts, agreements or commitments of the Company or any of its Subsidiaries, whether written or oral, with Sprint PCS to provide service in the markets listed on Schedule 5.31(f) (the "Sprint PCS
                                                                   ----------
Markets").  After consultation with FCC counsel for Sprint PCS concerning the
-------
development of the Sprint PCS Agreement, the Company has no reason to believe that such contracts, agreements and commitments are not in compliance with the Communications Act and the FCC Rules. All such contracts, agreements and commitments are in full force and effect and binding upon the parties thereto in accordance with their terms. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company or any of its Subsidiaries, any other party to such contracts, agreements and commitments, is in default thereunder, nor does any condition exist that with notice or lapse of time, or both, would constitute a default thereunder. Neither the Company nor any of its Subsidiaries has any knowledge of any proposed, pending or likely cancellation or termination of any such contract, agreement or commitment.

          (c) The Company and its Subsidiaries are party to all tower leases and store leases necessary to conduct the business in which the Company and its Subsidiaries are currently engaged. All of the tower leases and store leases of the Company and its Subsidiaries are in full force and effect and binding upon the parties thereto in accordance with their terms. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company or any of its Subsidiaries, any other party to such tower leases or store leases, is in default thereunder, nor does any condition exist that with notice or lapse of time, or both, would constitute a default thereunder. Neither the Company nor any of its Subsidiaries has any knowledge of any proposed, pending or likely cancellation or termination of any such tower lease or store lease other than at the end of its stated term.

          (d) The failure by the Company to enter into Addendum III and Addendum IV to the Sprint PCS Management Agreement among Wirelessco, L.P.,

Sprint Spectrum L.P., Sprintcom, Inc. and LA Unwired dated June 8, 1998 will not have a material adverse effect on the Company's Business Plan (as defined in Section 5.26).

          5.26 Business Plan.  Prior to the date hereof, the Company delivered
               -------------
to the Purchaser its business plans attached as Schedule 5.26 (the "Business
                                                                    --------
Plan").  The assumptions used in preparation of the Business Plan were
----
reasonable when made and continue to be reasonable as of the Closing Date. The Business Plan has been prepared in good faith and the Business Plan gives effect to the transactions contemplated by this Agreement. The Purchaser acknowledges that the Business Plan contains assumptions about future events and that actual results during the period or periods covered may differ from the data and results contained in such Business Plan.

          5.27 Internal Controls.  The Company and the Subsidiaries maintain a
               -----------------
system of internal accounting controls sufficient to provide reasonable assurances that: (a) transactions are executed in accordance with management's general or specific authorization; (b) transactions are recorded as necessary
(i) to permit preparation of financial statements in conformity with generally accepted accounting principles and (ii) to maintain accountability for assets;
(c) access to assets is permitted only in accordance with management's general or specific authorization; and (d) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any material differences.

          5.28 ERISA.  Neither the Company nor any of the Subsidiaries has
               -----
violated any provisions of ERISA, or the rules and regulations promulgated thereunder, except for such violations which would not, individually or in the aggregate, have a material adverse effect on the Condition of the Company. If any plan subject to ERISA is adopted, the execution and delivery of this Agreement and the sale of the Preferred Shares will not involve any non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

          5.29 Labor Relations.  Except to the extent set forth in Schedule
               ---------------
5.29, (a) neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement, (b) the Company and each of its Subsidiaries is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, including but not limited to, the Workers Adjustment and Retraining Notification Act, and neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice, (c) there is no unfair labor practice complaint against the Company or any of its Subsidiaries or pending before the National Labor Relations Board,
(d) there is no labor strike, dispute, slowdown or stoppage actually pending or, to the best of the Company's or any Subsidiary's knowledge, threatened against or affecting the Company or any of its Subsidiaries, (e) with respect to the Company or any of its Subsidiaries, no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or exists and, to the best of the Company's or any Subsidiary's knowledge, no claim therefor is threatened, and (f) neither the Company nor any of its Subsidiaries has experienced any work stoppage or other labor difficulty since inception.

          5.30 Personal Property.  All Personal Property has been maintained in
               -----------------
a manner consistent with the Company's past practices and with industry standards, and the assets used in conjunction with the Communications Licenses are sufficient to permit the Company to operate in accordance with the Communications Act of 1934, as amended by the Telecommunications Act of 1996, as amended (the "Communications Act") or the current rules, regulations and
              ------------------
policies of the FCC (the "FCC Rules") and with all other applicable Requirements
                          ---------
of Law.

          5.31 Intellectual Property.
               ---------------------

               (a) Schedule 5.31(a) hereto contains a true and complete list of all patents and trademarks, service marks, slogans, trade names, logos, jingles, assumed names, fictional business names, copyrights, licenses, permits and other similar intellectual property rights and interests applied for, issued to or presently owned or used by the Company or any of its Subsidiaries (other than programming and its contents used but not owned by the Company or its Subsidiaries) which are material to the operation of its business (together with the good will associated therewith, the "Intellectual Property"). Except as set
                                         ---------------------
forth on Schedule 5.31(a), the Company or a Subsidiary has good and marketable title to all of the Intellectual Property, free and clear of all Liens and, to the extent indicated on such schedule, such Intellectual Property has been duly registered in, filed in or issued by the United States Copyright Office or the United States Patent and Trademark Office, as appropriate, the appropriate offices in the various states of the United States and the appropriate offices of such other jurisdictions where such registration, filing or issuance is necessary to protect such Intellectual Property from infringement and for the conduct of the business of the Company and its Subsidiaries. Except as set forth on Schedule 5.31(a), all requisite renewals and affidavits of use have been filed with respect to each of the registrations set forth in Schedule 5.31(a), and each is presently in full force or effect, and each of the trade names and trademarks is valid, and is in good standing and active use and none has been abandoned.

               (b) Except as set forth on Schedule 5.31(b) hereto, the Company or a Subsidiary is the sole and exclusive owner of the Intellectual Property, has the sole and exclusive right to use the trade names, trademarks and service marks included in the Intellectual Property and has received no notice from any other person or entity pertaining to or challenging the right of the Company or any Subsidiary to use any of the Intellectual Property or any rights thereunder.

               (c) Except as set forth on Schedule 5.31(c) hereto, neither the Company nor any Subsidiary has violated or infringed any patent, trademark, trade name, service mark, jingle, assumed name, fictional business name, copyright, license, permit or other similar intangible property right or interest held by others or any license or permit held by the Company.

               (d) Except as set forth on Schedule 5.31(d) hereto, (i) neither the Company nor any Subsidiary has granted any license or other rights and has no obligations to grant licenses or other rights to any of the Intellectual Property, and (ii) neither the Company nor any Subsidiary has made any claim of any violation or infringement by others of its rights to or in connection with any of the Intellectual Property, and there is no basis for the making of any such claim.

               (e) Except as set forth on Schedule 5.31(e), there are no proceedings, either pending or, threatened, in the United States Copyright Office, the United States Patent and Trademark Office or any Federal, state or local court or before any other governmental agency or tribunal, relating to any pending application with respect to any Intellectual Property.

               (f) The Company and its Subsidiaries have an exclusive relationship with Sprint PCS to use the Sprint(R) and Sprint PCS(R) brand names in the territory set forth on Schedule 5.31(f).

          5.32 FCC Matters; Operation and Condition of the Systems.
               ---------------------------------------------------

               (a) The Company and its Subsidiaries have all requisite power and authority and hold all Communications Licenses required under the Communications Act, the FCC Rules or other state or local laws or rules to own and operate their properties and to carry on the business of the Company and its Subsidiaries as now conducted. To the best of the Company's knowledge, the Company and its Subsidiaries, together with Sprint PCS, hold all Communications Licenses ("Sprint PCS Licenses") required under the Communications Act, the FCC
           -------------------
Rules or other state or local laws or rules to own and operate the properties and carry on the PCS Services in the Sprint PCS Markets.

               (b) Set forth on Schedule 5.32(b)(i) is a complete list of all Communications Licenses of the Company and its Subsidiaries relating to or used in connection with the business of the Company and its Subsidiaries, including which legal entity holds such License and, if such legal entity is neither the Company nor any of its Subsidiaries, a summary of the terms under which the Company and its Subsidiaries is permitted to engage in the business relating to such License. Such list correctly sets forth the expiration date, if any, of each such Communications License. Except as set forth on Schedule 5.32(b)(ii), each such Communications License is validly issued, is in full force and effect, and is not subject to any special conditions outside the ordinary course. Collectively, the Communications Licenses constitute all authorizations necessary for the operation of the business of the Company and its Subsidiaries (including the operation of the cellular, paging, PCS Services, LMDS, local exchange, long distance and Internet services) in the same manner as it is presently conducted or, in the case of the PCS Service, planned to be conducted (including with respect to the Sprint PCS Markets). The Company and its Subsidiaries have taken all actions and performed all of their obligations that are necessary to maintain such Communications Licenses without adverse modification or impairment, and complete and correct copies of the Communications Licenses of the Company have been delivered to the Purchaser.

          (c) The Company and its Subsidiaries are not parties to, nor to the best knowledge of the Company and each Subsidiary is there threatened, any investigation, notice of apparent liability, violation, forfeiture or other notice, order or complaint issued by or before any court or regulatory body, including the FCC, or of any other proceeding (other than proceedings of general applicability) that could in any manner threaten or adversely affect the validity or continued effectiveness of the Communications Licenses of the Company and its Subsidiaries, nor to the best knowledge of the Company. Neither the Company nor any Subsidiary has any reason to believe that (i) each of the Communications Licenses listed on Schedule 5.32(b)(i) will not be renewed in the ordinary course and (ii) each of the Communications Licenses listed on Schedule 5.32(b)(ii) will not be renewed within the ordinary course. Since January 1, 1997, the Company and each Subsidiary has filed in a substantially timely manner all material reports, applications, documents, instruments and information required to be filed by it pursuant to the Communications Act, the FCC Rules or other state or local laws or rules, including employment reports. All such filings are accurate and complete in all material respects.

          (d) The cellular and paging services, their physical facilities, electrical and mechanical systems and transmitting equipment (i) are being and since January 1, 1997 have been operated in all material respects in accordance with the specifications of the applicable Communications License and (ii) are being and since January 1, 1997 have been operated in all material respects in compliance with all applicable requirements of the FCC Rules, the Communications Act or other state or local laws or rules.

          (e) The Company and its Subsidiaries are in compliance with the Communications Licenses, the Communications Act, the FCC Rules or other state or local laws or rules in all material respects. The Company and its Subsidiaries, in their ownership and operation of the business of the Company and the Subsidiaries, are operating only those facilities for which an appropriate license, waiver, consent, permit or other authorization has been obtained and is in effect, and the Subsidiaries and the Company are meeting the conditions of such Communications Licenses.

          (f) The Company and the Subsidiaries are not aware of any facts, and the Company and the Subsidiaries have received no notice or other communication, indicating that the Company and the Subsidiaries, in their ownership and operation of the business of the Company and the Subsidiaries, are not in compliance with all requirements of (i) applicable FCC Rules or the Communications Act, or (ii) applicable state and local statutes, regulations and ordinances. Except as set forth on Schedule 5.32(f), neither the Company nor any Subsidiary is aware of any facts, and the Company and the Subsidiaries have received no notice or communication, formal or informal, indicating that the FCC is considering modifying, revoking, suspending, canceling, rescinding or terminating any Communications License.

               (g) The Company and its Subsidiaries have all the licenses, waivers, consents, permits or other authorizations issued or granted by the relevant state authorities in connection with the ownership and operation of the cellular, paging, PCS Services, LMDS, local exchange, long distance or Internet services provided, or to be provided, by the Company and its Subsidiaries, and for all communication sites to be constructed by the Company, the Company has or will obtain all zoning and other municipal approvals necessary for the construction of such sites, other than such zoning and approvals the failure of which to obtain would not have a material adverse effect on the Condition of the Company.

               (h) No consent, waiver or other action of, or filing or notification to, the FCC is required for the consummation of the transactions contemplated hereby.


                                   Article 6

                        REPRESENTATIONS AND WARRANTIES
                        AND COVENANTS OF THE PURCHASER
                        ------------------------------

          The Purchasers represents and warrants to, and covenants and agrees with, the Company as follows:

           6.1 Existence and Power.  The Purchaser:
               -------------------

               (a) is duly organized and validly existing under the laws of the jurisdiction of its organization; and

               (b) has the power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be, engaged.

           6.2 Authorization; No Contravention.  The execution, delivery and
               -------------------------------
performance by the Purchaser of this Agreement:

               (a) is within the Purchaser's power and authority and has been duly authorized by all necessary action;

               (b) does not contravene the terms of the Purchaser's Agreement of Limited Partnership or any amendment thereof; and

               (c) will not violate, conflict with or result in any breach or contravention of or the creation of any Lien under, any Contractual Obligation of the Purchaser, or any order or decree directly relating to the Purchaser.

          6.3  Binding Effect.  This Agreement and, when executed by the Company
               --------------
on the Closing Date, the Registration Rights Agreement and the Shareholders Agreement have been duly executed and delivered by the Purchaser, and constitute the legal, valid and binding obligations of the Purchaser enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

          6.4  No Legal Bar.  The execution, delivery and performance of this
               ------------
Agreement, the Registration Rights Agreement and the Shareholders Agreement will not violate any Requirement of Law or any Contractual Obligation of the Purchaser.

          6.5  Purchase for Own Account.  The Preferred Shares (including, for
               ------------------------
purposes of this Section 6.5, any Common Shares issuable upon conversion of the Preferred Shares or upon exercise of the Warrants) to be acquired by the Purchaser pursuant to this Agreement are being acquired for its own account and with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state, without prejudice, however, to the rights of the Purchaser at all times to sell or otherwise dispose of all or any part of the Preferred Shares under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of the Purchaser's property being at all times within its control. If the Purchaser should in the future decide to dispose of any Preferred Shares, the Purchaser understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect. If the Purchaser should decide to dispose of any Preferred Shares, other than pursuant to the provisions of the Registration Rights Agreement, the Purchaser, if requested by the Company, will have the obligation in connection with such disposition, at the Purchaser's expense, of delivering an opinion of counsel of recognized standing in securities law, in connection with such disposition to the effect that the proposed disposition of the Preferred Shares would not be in violation of the Securities Act or any applicable state securities laws and, assuming such opinion is required and is otherwise appropriate in form and substance under the circumstances, the Company will accept, and will recommend to any applicable transfer agent or trustee for any of the Preferred Shares that it accept, such opinion. The Purchaser agrees to the imprinting, so long as required by law, of a legend on certificates representing all of the Preferred Shares and the shares of Common Stock issued on conversion thereof or upon exercise of the Warrants substantially to the following effect:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS."

          6.6  Broker's, Finder's or Similar Fees.  There are no brokerage
               ----------------------------------
commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Purchaser or any action taken by the Purchaser.


                                   Article 7

                                INDEMNIFICATION
                                ---------------

          7.1  Indemnification by the Company.  In addition to all other sums
               ------------------------------
due hereunder or provided for in this Agreement, the Company agrees to indemnify and hold harmless the Purchaser and its Affiliates (including Brown Brothers Harriman & Co.) and their respective officers, directors, agents, employees, subsidiaries, partners and controlling persons (each, an "Indemnified Party") to
                                                          -----------------
the fullest extent permitted by law from and against any and all losses, claims, damages, expenses (including reasonable fees, disbursements and other charges of counsel) or other liabilities ("Liabilities") resulting from any breach of any
                                -----------
covenant, agreement, representation or warranty of the Company in this Agreement or any legal, administrative or other actions (including actions brought by the Company or any equity holders of the Company or derivative actions brought by any Person claiming through the Company or in the Company's name), proceedings or investigations (whether formal or informal), or written threats thereof, based upon, relating to or arising out of this Agreement, the Preferred Shares, the Registration Rights Agreement, the Warrants, and the Shareholders Agreement or the transactions contemplated hereby or thereby, or any Indemnified Party's role therein or in the transactions contemplated hereby or thereby; provided,
                                                                    --------
however, that the Company shall not be liable under this Section 7.1: (a) for
-------
any amount paid in settlement of claims without the Company's consent (which consent shall not be unreasonably withheld or delayed), or (b) to the extent that it is finally judicially determined that such Liabilities resulted primarily from the willful misconduct, bad faith or gross negligence of such Indemnified Party; provided, further, that if and to the extent that such
                   --------  -------
indemnification is unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of such indemnified liability permissible under applicable laws. In connection with the obligation of the Company to indemnify for expenses as set forth above, the Company further agrees promptly to reimburse each Indemnified Party for all such expenses

(including reasonable fees, disbursements and other charges of counsel) as such expenses are incurred by such Indemnified Party; provided, however, that if an
                                                 --------  -------
Indemnified Party is reimbursed hereunder for any expenses, such reimbursement of expenses shall be refunded promptly to the Company to the extent it is finally judicially determined that the Liabilities in question resulted primarily from the willful misconduct, bad faith or gross negligence of such Indemnified Party.

          7.2  Notification.  Each Indemnified Party under this Article 7 will,
               ------------
promptly after the receipt of notice of the commencement of any action or other proceeding against such Indemnified Party in respect of which indemnity may be sought from the Company under this Article 7, notify the Company in writing of the commencement thereof. The failure of any Indemnified Party to so notify the Company of any such action shall not relieve the Company from any liability which it may have to such Indemnified Party (a) other than pursuant to this
Article 7, or (b) under this Article 7 unless, and only to the extent that, such omission results in the Company's forfeiture of substantive rights or defenses. In case any such action or other proceeding shall be brought against any Indemnified Party and it shall notify the Company of the commencement thereof, the Company shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that any Indemnified Party may, at
                        --------  -------
its own expense, retain separate counsel to participate in such defense. Notwithstanding the foregoing, in any action or proceeding in which both the Company and an Indemnified Party is, or is reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel at the Company's expense and to control its own defense of such action or proceeding if, in the reasonable opinion of counsel to such Indemnified Party, (a) there are or may be legal defenses available to such Indemnified Party or to other indemnified parties that are different from or additional to those available to the Company, or (b) any conflict or potential conflict exists between the Company and such Indemnified Party that would make such separate representation advisable; provided, however, that in no event shall the Company be required to
           --------  -------
pay fees and expenses under this Article 7 for more than one firm of attorneys in any jurisdiction in any one legal action or group of related legal actions. The Company agrees that the Company will not, without the prior written consent of the Purchaser, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of the Purchaser and each other Indemnified Party from all liability arising or that may arise out of such claim, action or proceeding. The rights accorded to Indemnified Parties hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise.

          7.3  Registration Rights Agreement.  Notwithstanding anything to the
               -----------------------------
contrary in this Article 7, the indemnification and contribution provisions of the

Registration Rights Agreement shall govern any claim made with respect to registration statements filed pursuant thereto or sales made thereunder.


                                  Article 8

                             AFFIRMATIVE COVENANTS
                             ---------------------

          The Company hereby covenants and agrees (a) with the Purchaser, with respect to all of this Article 8, and (b) with any other Holder, with respect to all of this Article 8 except Sections 8.1(c), (d) and (e), 8.9, 8.10 and 8.12:

          8.1  Financial Statements.  The Company shall promptly deliver to the
               --------------------
Purchaser and (except with respect to Section 8.1(c), (d) and (e)) any other
Holder:

               (a) as soon as available, but not later than ninety (90) days after the end of each fiscal year of the Company, a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flows for such fiscal year, setting forth, in each case, in comparative form, the figures for the previous year, all in reasonable detail and accompanied by a management discussion and analysis of the operations of the Company and its Subsidiaries for such fiscal year and by the opinion of Ernst & Young (or any successor thereto) or another nationally recognized independent public accounting firm, which report shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except for changes with respect to which such accounting firm concurs); provided, however,
                                                             --------  -------
that the delivery of a copy of the Company's Annual Report on Form 10-K shall satisfy the requirements of this Section 8.1(a);

               (b) commencing with the fiscal period ending on September 30, 1999, as soon as available, but in any event not later than forty-five (45) days after the end of each of the first three fiscal quarters of each year, the unaudited consolidated balance sheet of the Company and its Subsidiaries, and the related consolidated statements of income and cash flow for such quarter and for the period commencing on the first day of the fiscal year and ending on the last day of such quarter, all certified by an appropriate officer of the Company; provided, however that the delivery of a copy of the Company's
         --------  -------
Quarterly Report on Form 10-Q shall satisfy the requirements of this Section 8.1(b);

               (c) commencing with the month ending on October 31, 1999, as soon as available, but in any event not later than thirty (30) days after the end of each month, the unaudited monthly and year-to-date financial statements setting forth, in each case, in comparative form, the figures for the previous year and the budget figures, all certified by an appropriate officer of the Company;

               (d) as soon as available and in any event not later than thirty
(30) days prior to the end of each fiscal year, the budget of the Company and its Subsidiaries for the next succeeding fiscal year, including cash flow projection and operating budget, calculated monthly, and, as soon as available, any updates or revisions to such financial plan;

               (e) annual budgets and such other financial and operating data of the Company and its Subsidiaries, as the Purchaser reasonably may request, to the extent that such information is formally prepared for the Company's Chairman, President, Board of Directors, banks, other lenders, holders of securities of the Company, the Commission or the financial community;

               (f) at any time when it is not subject to Section 13 or 15(d) of the Exchange Act, upon request, to the Purchaser and prospective purchasers of the Preferred Shares, information of the type that would satisfy the requirement of subsection (d)(4)(i) of Rule 144A (or any similar successor provision) under the Securities Act; and

               (g) except as otherwise provided in Section 8.1(a) and (b), promptly after the same are filed, copies of all Commission Documents.

           8.2 Certificates; Other Information.  The Company shall furnish to
               -------------------------------
the Purchaser and to any other Holder:

               (a) concurrently with the delivery of the financial statements referred to in Section 8.1(a) or 8.1(b), a certificate of the Company's Chief Financial Officer stating that to the best of knowledge of such officer there is no default under or breach of Articles 8 and 9, except as specified in such certificates; and

               (b) promptly upon receipt, copies of all accountants' management letters and all certificates relating to compliance, defaults, material litigation, and other material adverse changes.

           8.3 Preservation of Corporate Existence.  The Company shall, and
               -----------------------------------
shall cause each of its Subsidiaries to:

               (a) preserve and maintain in full force and effect its corporate or organizational existence and good standing under the laws of its jurisdiction of incorporation or organization, except as permitted by Section 9.1;

               (b) preserve and maintain in full force and effect all material rights, privileges, qualifications, licenses and franchises necessary in the normal conduct of its business; and

               (c) use its reasonable efforts to preserve its business organization.

          8.4  Payment of Obligations.  The Company shall, and shall cause each
               ----------------------
of its Subsidiaries to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including:

               (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary;

               (b) all lawful claims which the Company and each of its Subsidiaries is obligated to pay, which are due and which, if unpaid, might by law become a Lien upon its property, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary; and

               (c) all payments of principal of and interest on Indebtedness when due (giving effect to any grace periods relating thereto).

          8.5  Compliance with Laws.  The Company shall comply, and shall cause
               --------------------
each of its Subsidiaries to comply, in all material respects with all Requirements of Law and with the directions of any Governmental Authority having jurisdiction over it or its business, except the failure to so comply would not have a material adverse effect on the Condition of the Company.

          8.6  Notices.  Upon knowledge of the Chief Executive Officer, the
               -------
President or the Chief Financial Officer of the Company of the events described below, the Company shall give written notice within 15 days to the Purchaser of any (a) material default or event of default under any material Contractual Obligation of the Company or any of its Subsidiaries, or (b) material dispute, litigation, investigation, proceeding or suspension which may exist at any time against the Company, any of its Subsidiaries, or any of its or their assets, in each case accompanied by a statement setting forth details of the occurrence referred to therein and stating what action the Company proposes to take with respect thereto.

          8.7  Issue Taxes.  The Company shall pay, or cause to be paid, all
               -----------
documentary and similar taxes levied under the laws of any applicable jurisdiction in connection with the issuance of the Preferred Shares and Warrants and the execution and delivery of the other agreements and documents contemplated hereby and any modification of the Preferred Shares or Warrants or such other agreements and documents, and will hold the Purchaser harmless, without limitation as to time, against any and all Liabilities with respect to all such taxes.

          8.8  Reservation of Shares.  The Company shall at all times (i)
               ---------------------
reserve and keep available out of its authorized Common Stock, solely for the purpose of issue or delivery upon conversion of the Preferred Shares, and (ii) keep available out of its authorized Common Stock, solely for the purpose of issue or delivery upon exercise of the Warrants as provided in the Charter Amendment and the Warrants, such number of shares of Common Stock as shall then be issuable or deliverable upon the conversion of all outstanding Preferred Shares and upon the exercise of all outstanding Warrants. Such shares of Common Stock shall, when issued or delivered in accordance with the Charter Amendment or Warrants, be duly and validly issued and fully paid and non-assessable. The Company shall issue the Common Stock into which the Preferred Shares are convertible or Warrants are exercisable upon the proper surrender of the Preferred Shares in accordance with the provisions of the Charter Amendment or the Warrants and shall otherwise comply with the terms thereof.

          8.9  Inspection.  The Company will permit, and will cause each of its
               ----------
Subsidiaries to permit, representatives of the Purchaser to visit and inspect any of its properties, to examine its corporate, financial and operating records and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with their respective directors, officers and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably requested, upon reasonable advance notice to the Company.

          8.10 Registration and Listing.  If any shares of Common Stock required
               ------------------------
to be reserved for purposes of conversion of the Preferred Shares or exercise of the Warrants, as provided in the Charter Amendment or the Warrants, require registration with or approval of any Governmental Authority under any Federal or state or other applicable law before such Common Stock may be issued or delivered upon conversion or exercise, the Company will endeavor in good faith and as expeditiously as possible to cause such Common Stock to be duly registered or approved, as the case may be, unless such registration or approval is required solely because of a breach of the Purchaser's representation contained in Section 6.5. In the event that the Common Stock is quoted or listed on any national securities exchange, the Company, if permitted by the rules of such system or exchange, will quote or list and keep quoted or listed on such exchange, upon official notice of issuance, all Common Stock issuable or deliverable upon conversion of the Preferred Shares or upon exercise of the Warrants. In addition, at the request of the Purchaser, the Company will endeavor in good faith and as expeditiously as possible, to use its best efforts to obtain private placement numbers for the Preferred Shares and the Common Stock issued upon conversion of the Preferred Shares or upon exercise of the Warrants, assigned by the CUSIP Service Bureau of Standard & Poor's ratings group and make such securities PORTAL and DTC eligible.

          8.11 HSR Act Filing.  The Company shall prepare and file, and
               --------------
cooperate with each Purchaser so that it may prepare and file, in each case within five Business Days of a request by such Purchaser, notification and report forms in compliance with the HSR Act, and shall otherwise fully comply with the requirements of the HSR Act. The Company shall bear all of its own expenses and all out-of-pocket expenses (including filing fees and reasonable attorneys' fees, charges and expenses) of the Purchaser in connection with any such preparation and filing.

          8.12 Sprint PCS Agreement.  The Company shall notify the Purchaser as
               --------------------
soon as possible of (a) any material change or development, or threatened material change or development, with respect to the Sprint PCS Agreement or with respect to the transactions contemplated by the Sprint PCS Agreement, or (b) any adverse change in the Company's or any Subsidiary's relationship with Sprint PCS.


                                   Article 9

                              NEGATIVE COVENANTS
                              ------------------

          The Company hereby covenants and agrees with the Purchaser and each Holder that so long as any Preferred Shares are outstanding:

          9.1  Consolidations and Mergers.  The Company shall not merge,
               --------------------------
consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whenever acquired), and the Company shall not allow any of its Subsidiaries to merge or consolidate with or into any other Person except the Company or another Subsidiary of the Company, except the Company may consolidate or merge with or into, or sell all or substantially all of its assets to, any Person if:

               (a) The corporation or partnership formed by such consolidation or surviving such merger or the Person which acquires all or substantially all of the assets of the Company shall be (after giving effect to such transaction) a Solvent corporation or partnership organized or formed, as the case may be, and existing under, the laws of the United States, any state thereof, or the District of Columbia, and shall expressly assume in writing all of the obligations of the Company under this Agreement, the Preferred Shares, the Registration Rights Agreement, the Warrants and the Shareholders Agreement;

               (b) immediately after giving effect to such transaction, no default under, or breach of, the provisions of Articles 8 and 9 exists;

               (c) the corporation or partnership formed by or surviving any such transaction or the Person which acquires all or substantially all of the assets of the Company shall have a Consolidated Net Worth at least equal to the Consolidated Net Worth of the Company immediately prior to such transaction; and

               (d) the Company shall have furnished to the Holders (i) an opinion of counsel satisfactory to a majority in interest of the Holders addressing the matters (other than Solvency) set forth in clause (a) above, and
(ii) a certificate of the Chief Financial Officer of the Company to the effect that such transaction has been consummated in compliance with the foregoing requirements; provided that nothing in this Section 9.1 shall affect the rights
              --------
of any Holder under this Agreement, the Preferred Shares, the Registration Rights Agreement, the Warrants and the Shareholders Agreement.

          9.2  Transactions with Affiliates.  Except as described in the
               ----------------------------
Offering Memorandum under the caption "Certain Relationships and Related Transactions --Affiliate Transactions", the Company shall not, and shall not permit any of its Subsidiaries to, enter into any transaction with any Affiliate of the Company or of any such Subsidiary, unless such transaction is on terms no less favorable to the Company or such Subsidiary as would be obtainable by the Company or such Subsidiary at the time of such transaction in an arm's-length transaction with a Person that is not an Affiliate of the Company or of such Subsidiary. The Company shall not, and shall not permit any of its Subsidiaries to, amend or modify any material provision of any existing contract, agreement or commitment, whether written or oral, between the Company or any of its Subsidiaries, on the one hand, and an Affiliate of the Company or of any such Subsidiary, on the other hand, unless such amendment or modification is on terms no less favorable to the Company or such Subsidiary as would be obtainable by the Company or such Subsidiary at the time of such amendment or modification in an arm's-length transaction with a Person that is not an Affiliate of the Company or of such Subsidiary.

          9.3  No Inconsistent Agreements.  Neither the Company nor any of its
               --------------------------
Subsidiaries shall enter into any loan or other agreement, or enter into any amendment or other modification to any currently existing agreement, which by its terms restricts or prohibits the ability of the Company to issue Common Stock upon conversion of the Preferred Stock or upon exercise of the Warrants in accordance with the Charter Amendment, the Warrants and this Agreement, or to perform its obligations under this Agreement, the Registration Rights Agreement, the Warrants and the Shareholders Agreement.

                                   Article 10

                                  DISPOSITIONS
                                  ------------

           10.1     Dispositions by the Purchaser.
                    -----------------------------

                    (a) In the event that, prior to an IPO, the Purchaser shall desire to sell or otherwise transfer any of the Preferred Shares, the Purchaser shall give the Company written notice of its desire to sell such securities, which notice shall specify (i) the number of such securities the Purchaser desires to sell, (ii) the price at, and the terms and conditions on, which the Purchaser desires to sell such securities, and (iii) the identity of all Persons whom the Purchaser intends to contact in connection with the proposed sale (the "Contact List"), and the Purchaser shall offer to sell such securities to the
 ------- ----
Company at such price and on such terms and conditions. If, within thirty (30) days of receiving such notice, the Company does not accept such offer in writing, the Purchaser shall be free for a period of six months to enter into a definitive agreement to sell such securities to any Person on the Contact List at a price not less than the price offered to the Company, and on terms and conditions substantially equivalent to those offered to the Company. If the Purchaser does not sell such securities in such a manner within such six-month period, the Purchaser may not thereafter sell or transfer such securities without again complying with the provisions of the first sentence of this
Section 10.1(a). If, within the thirty-day period specified in the preceding sentence, the Company does accept such offer in writing, then the Company shall purchase such securities as promptly as is reasonably practicable, but in no event later than thirty (30) days following such acceptance. If, after such acceptance, the Company for whatever reason fails to purchase such securities on or prior to the date specified in the preceding sentence, the Purchaser may, among other remedies available to it, sell such securities to any Person on the Contact List at any price and on any terms.

                    (b) Notwithstanding anything in this Section 10.1 to the contrary, the Purchaser may, at any time and from time to time, sell or otherwise transfer Common Stock or Preferred Shares (i) pursuant to an exchange offer or a tender offer not opposed by a majority of the Company's Board of Directors, (ii) pursuant to any all cash tender offer made by any Person for all of the issued and outstanding Common Stock, (iii) pursuant to the Registration Rights Agreement, (iv) to any of the Purchaser's Affiliates, or (v) to the Purchaser's limited partners pursuant to a pro rata distribution; provided,
                                                                  --------
however, that any Affiliates (or limited partners) of the Purchaser to which
-------
such securities are transferred shall agree to be bound by all of the transfer restrictions set forth in this Section 10.1.

                    (c) Except as otherwise provided in Section 10.1(b), any securities transferred by the Purchaser shall not thereafter be subject to the provisions of this Section 10.1.

           10.2     Equity Put Option.
                    -----------------

                    (a) If an IPO shall not have occurred by the fifth anniversary of the Closing Date, the Holders of a majority of the Preferred Shares (the "Demand Group," and each Holder in the Demand Group, a
             ------
"Participating Holder") may, by written notice to the Company (a "Demand
 --------------------                                             ------
Notice"), require the Company to redeem all or a portion of the then outstanding
------
Preferred Shares held by such Participating Holder at a redemption price per share of Class B Common Stock into which such Preferred Shares are convertible at the time of redemption equal to the Put Price; provided, however, that the right to require redemption pursuant to this Section 10.2 shall expire and be of no further force or effect following the consummation of an IPO. Within ten (10) days following receipt of a Demand Notice, the Company shall give notice (a "Required Redemption Notice") to all registered Holders who did not participate
 --------------------------
in the Demand Notice (the "Nonparticipating Holders"), that the Company has
                           ------------------------
received a Demand Notice, and the Company shall inform each such Nonparticipating Holder that it has the right under this Agreement to include in the redemption all or a portion of the Preferred Shares held by such Nonparticipating Holder by giving the Company written notice of such Nonparticipating Holder's desire to participate therein within ten (10) days following receipt of the Required Redemption Notice. Any Nonparticipating Holder that elects to participate in the redemption shall thereafter be deemed to be a Participating Holder for purposes of this Section 10.2. Notice of a request for redemption pursuant to this Section 10.2 shall be sent in accordance with
Section 11.2 of this Agreement. The Company shall redeem the Preferred Shares required to be redeemed pursuant to such Demand Notice no later than ninety (90) days after the Per Share Equity Value is determined in accordance with Section 10.2(c), but in no event later than the 180th day after the Company receives such Demand Notice (the "Redemption Date"). In the event that the Company
                         ---------------
redeems less than all of the Preferred Shares required to be redeemed pursuant to such Demand Notice, redemption pursuant to this Section 10.2 shall be pro rata among the Demand Group based on the number of Preferred Shares that each such Participating Holder required to be redeemed pursuant to the Demand Notice. On or prior to the Redemption Date, each Participating Holder of Preferred Shares shall be entitled to receive payment of the Per Share Equity Value for each of the Preferred Shares such Participating Holder required be redeemed on the Redemption Date, in immediately available funds upon actual delivery to the Company or its transfer agent of such Preferred Share certificates. Notwithstanding anything to the contrary in this Section, in the event the Company fails to redeem any Preferred Shares required to be redeemed pursuant to a Demand Notice on the Redemption Date solely as a result of the terms of any Indebtedness for borrowed money of the Company prohibiting such redemption and the Company is unable to obtain waivers to such prohibition or to refinance such Indebtedness (a "Prohibitive Event"), then the Company shall pay such amount as
                 -----------------
soon as possible, but the Participating Holders' sole remedy for such failure shall be pursuant to Section 10.2(b); provided that the Company shall use its commercially reasonable efforts to obtain waivers to the terms of any Indebtedness for borrowed money of the Company prohibiting such redemption or to refinance such Indebtedness.

If the Company fails to redeem any of the Preferred Shares required to be redeemed pursuant to a Demand Notice for any reason other than a Prohibitive Event, the Participating Holders shall be entitled to take any and all remedies hereunder and at law or in equity.

               (b) If, on or before the Redemption Date, the Company has not redeemed in full all of the Preferred Shares required to be redeemed by such date pursuant to Section 10.2(a) because of a Prohibitive Event, the Company shall issue to each such Participating Holder Warrants immediately exercisable into that number of shares of Class B Common Stock equal to five percent (5%) of the number of shares of Class B Common Stock to which such Participating Holder would be entitled if such Participating Holder were to convert all of the shares of Preferred Stock held by such Holder on the Redemption Date (after taking into account any Preferred Shares redeemed on such date) into shares of Class B Common Stock. For every six-month period following the Redemption Date during which the Company fails to redeem in full all of the Preferred Shares such Participating Holders required to be redeemed pursuant to a Demand Notice because of a Prohibitive Event, the Company shall issue additional Warrants to each such Participating Holder on the final day of such six-month period, which Warrants shall be immediately exercisable into that number of shares of Class B Common Stock equal to five percent (5%) of the number of shares of Class B Common Stock to which such Participating Holder would be entitled if such Participating Holder were to convert all of its shares of Preferred Stock held by it on the first day of such six-month period (after taking into account all redemptions of Preferred Stock on or prior to such date) into shares of Class B Common Stock on such date. Notwithstanding the foregoing, if on any date on which the Company is obligated to issue Warrants pursuant to this Section 10.2(b), the issuance of such Warrants would result in an event of default occurring under any Indebtedness for borrowed money of the Company because such issuance of Warrants would constitute a "change of control" thereunder, then, on such date, the Company may issue Warrants immediately exercisable into shares of Class A Common Stock (in lieu of shares of Class B Common Stock).

               (c) The "as if fully distributed value" (as that term is used in the definition of Per Share Equity Value), shall be determined by a panel of three independent appraisers, each of which shall be recognized investment banking firms or recognized experts experienced in the valuation of corporations. Within fifteen (15) days after a Demand Notice is delivered to the Company pursuant to Section 10.2(a), the Demand Group and the Board of Directors of the Company shall each designate one such appraiser that is willing and able to conduct such determination. If either the Demand Group or the Board of Directors of the Company fails to make such designation within such period, the other party that has made the designation shall have the right to make the designation on its behalf. The two appraisers designated shall, within a period of fifteen (15) days after the designation of the second appraiser, agree to designate a third appraiser. The three appraisers shall conduct their determination as promptly as practicable, and the "as if fully distributed value" shall be the average of the determination of the two appraisers that are closer to each other than to the determination of the third appraiser, which third determination shall be discarded. Such determination shall be final and binding on the Demand Group and the Company. The Demand Group shall be responsible for the fees and expenses of the appraiser designated by or on behalf of it and the Company shall be responsible for the fees and expenses of the appraiser designated by or on behalf of the Board of Directors of the Company. The Demand Group and the Company shall each share half the fees and expenses of the third appraiser designated by the other appraisers.

               (d) If the Company fails to redeem any Preferred Shares on the Redemption Date required to be redeemed pursuant to a Demand Notice, at the request of the Participating Holders holding a majority of the Preferred Shares which had been included in such demand but which are still outstanding, the Per Share Equity Value of the shares of Class B Common Stock into which such shares of Preferred Stock are exercisable shall be redetermined as of one or more dates after the Redemption Date in accordance with the definition thereof and Section 10.2(c) until all the shares of Preferred Stock required to be redeemed are redeemed in full; provided that in no event shall the appraisal process set
                  --------
forth in Section 10.2(c) occur more than once every six months.


                                  Article 11

                                 MISCELLANEOUS
                                 -------------

          11.1 Survival of Provisions.  All warranties, representations,
               ----------------------
covenants and agreements made by the Company in or under this Agreement shall be considered to have been relied upon by the Purchaser and shall survive the execution and delivery of this Agreement and the issuance to the Purchaser of the Preferred Shares, regardless of any investigation made by or on behalf of the Purchaser. All warranties, representations and covenants made by the Purchaser shall survive the execution and delivery of this Agreement and the issuance to the Purchaser of the Preferred Shares. Except as otherwise set forth in Articles 8 or 9, all of the representations and warranties made herein and each of the provisions of Articles 5, 6, 7, 10 and 11 shall survive the execution and delivery of this Agreement, any investigation by or on behalf of the Purchaser or any Affiliate, acceptance of the Preferred Shares and payment therefor, payment or prepayment of the Preferred Shares upon redemption or otherwise, conversion of the Preferred Shares or termination of this Agreement; provided that the representations and warranties set forth in Articles 5 and 6
--------
shall expire and terminate upon the conversion of all of the Preferred Shares into Common Stock.

          11.2 Notices.  All notices, demands and other communications provided
               -------
for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

               (a)  if to the Purchaser at the following address:

                    The 1818 Fund III, L.P.
                    c/o Brown Brothers Harriman & Co.
                    59 Wall Street
                    New York, New York 10005
                    Telecopier No.: (212) 493-8429
                    Attention: Mr. Lawrence C. Tucker

                    with a copy to:

                    Paul, Weiss, Rifkind, Wharton & Garrison
                    1285 Avenue of the Americas
                    New York, New York 10019-6064
                    Telecopier No.: (212) 757-3990
                    Attention: Marilyn Sobel, Esq.

               (b)  if to the Company at the following address:

                    US Unwired Inc.
                    Hibernia Tower
                    One Lakeshore Drive, Suite 1900
                    Lake Charles, LA 70629
                    Telecopier No.: (318) 497-3197
                    Attention: William Henning, Jr.


                    with a copy to:

                    Thomas G. Henning
                    Post Office Box 3709
                    Lake Charles, Louisiana 70602
                    Telecopier No.: (318) 497-3479


          All such notices and communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered; (ii) when delivered by courier, if delivered by commercial overnight courier service; (iii) five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and
(iv) when receipt is acknowledged, if telecopied.

          11.3 Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors and permitted assigns of the parties hereto. The Purchaser may assign any of its rights under this Agreement, the Preferred Shares, the Registration Rights Agreement, the Warrants or the Shareholders Agreement to any of its Affiliates. Subject to the restrictions of this Agreement, the Purchaser may assign any of its rights under this Agreement (other than those set forth in Section 8.1(c), (d) or (e), or 8.9) or the Preferred Shares, or a portion thereof to any other Holder. The Company may not assign any of its rights under this Agreement without the written consent of the Purchaser. Except as provided in Article 7 and this Section 11.3, no Person other than the parties hereto is intended to be a beneficiary of this Agreement.

          11.4 Amendment and Waiver.  No failure or delay on the part of the
               --------------------
Company or the Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Purchaser at law, in equity or otherwise. Any amendment, supplement, modification or termination of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given and shall be effective only when signed in writing by or on behalf of holders of at least a majority of the Common Stock issued and issuable upon conversion of the Preferred Shares (whether or not converted), it being understood that the terms of this Agreement may be waived or amended with the written consent of holders of at least a majority of the Common Stock issued and issuable upon conversion of the Preferred Shares (whether or not converted). Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

          11.5 Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          11.6 Headings.  The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          11.7 Determinations.  Except where any provision expressly requires
               --------------
that a determination be reasonable or a consent not be unreasonably withheld, or be subject to qualifications to similar effect, all determinations to be made by the Company, the Purchaser or any Holder hereunder in its opinion or judgment or with its approval or otherwise shall be made by it in its sole discretion.

          11.8  Governing Law.  This Agreement has been negotiated, executed and
                -------------
delivered in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

          11.9  Jurisdiction.  Each party to this Agreement hereby irrevocably
                ------------
agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby shall be brought exclusively in the courts of the State of Delaware or of the United States of America for the District of Delaware, and hereby expressly submits to the exclusive personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 11.2, such service to become effective ten (10) days after such mailing.

          11.10 Severability.  In the event that any one or more of the
                ------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

          11.11 Rules of Construction.  Unless the context otherwise requires,
                ---------------------
(a) "or" is not exclusive, (b) references to Articles, Sections or subsections refer to Articles, Sections or subsections of this Agreement, and (c) the words "include," "includes" and "including" do not limit the preceding words or terms and shall be deemed to be followed by the words "without limitation."

          11.12 Remedies. If a breach of this Agreement or the Charter Amendment
                --------
by the Company occurs and is continuing, any Holder may pursue any available remedy by proceeding at law or in equity to enforce the performance (including specific performance) of any provision of this Agreement or the Charter Amendment. A Holder may maintain a proceeding even if it does not possess any of the Preferred Shares or does not produce any of them in the proceeding. Except as otherwise provided by law, a delay or omission by any Holder in exercising any right or remedy accruing upon any such breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach. No remedy is exclusive of any other remedy. All available remedies are cumulative.

          11.13 Entire Agreement. This Agreement, together with the Exhibits and
                ----------------
Schedules hereto, the Charter Amendment, the Registration Rights Agreement, the Warrants and the Shareholders Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the Exhibits and Schedules hereto, the Charter Amendment, the Registration Rights Agreement, the Warrants, and the Shareholders Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

          11.14 Attorneys' Fees.  In any action or proceeding brought to enforce
                ---------------
any provision of this Agreement, the Charter Amendment, the Registration Rights Agreement, the Warrants and the Shareholders Agreement or any other document or instrument contemplated hereby or thereby, or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees, charges and disbursements in addition to any other available remedy.

          11.15 Publicity.  Except, after consultation with the Purchaser, for
                ---------
disclosure in the Offering Memorandum or otherwise in connection with the "road show" with respect to the High Yield Offering, and except as may be required by applicable law, no party hereto shall issue a publicity release or announcement or otherwise make any public disclosure concerning this Agreement or the transactions contemplated hereby, without prior approval by the other parties hereto. If any announcement is required by law to be made by any party hereto, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties an opportunity to comment thereon.

          11.16 Expenses.  The Company acknowledges and agrees that whether or
                --------
not the transactions contemplated hereby are consummated, except if the failure to consummate the transactions contemplated hereby results from a breach of this Agreement by the Purchaser, the Company shall reimburse Purchaser for all reasonable out-of-pocket expenses and all legal fees and expenses and other charges of the Purchaser in connection with the negotiation, execution and delivery of this Agreement, the Preferred Shares, the Registration Rights Agreement, the Warrants and the Shareholders Agreement (including all fees, disbursements and related charges of Paul, Weiss, Rifkind, Wharton & Garrison and all fees, disbursements and related charges of special FCC regulatory counsel). All such out-of-pocket fees and expenses incurred by the Purchaser prior to or in connection with the Closing shall be paid at the Closing, and the Purchaser may offset the amount of such fees and expenses against the Purchase Price of the Preferred Shares. Notwithstanding the foregoing, the maximum amount of legal fees (including related disbursements and other charges) to be reimbursed by the Company pursuant to this Section 11.16 shall not exceed $150,000. The Company shall pay the reasonable fees, out of pocket expenses and all expenses and other charges of the Purchaser incurred in connection with any amendment to this Agreement, the Charter Amendment, the Registration Rights Agreement, the Warrants and the Shareholders Agreement.


                      [THE REMAINDER OF THIS PAGE HAS BEEN
                           INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective representatives hereunto duly authorized as of the date first above written.

                                   US UNWIRED INC.


                                       Robert Piper
                                   By: ________________________________________
                                       Name:  Robert Piper
                                       Title: President


                                   THE 1818 FUND III, L.P.

                                   By: Brown Brothers Harriman & Co.,
                                        its General Partner


                                       Lawrence C. Tucker
                                   By: ________________________________________
                                       Name:  Lawrence C. Tucker, Partner
                                       Title: Brown Brothers Harriman & Co.

                                   Exhibit C
                                   ---------

                               [FORM OF WARRANT]


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED, QUALIFIED, APPROVED OR DISAPPROVED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD
      --------------
OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SUCH ACT OR LAWS AND NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY HAS PASSED ON OR ENDORSED THE MERITS OF THESE SECURITIES.


                                                               WARRANT NO. [___]


                                    WARRANT

                TO PURCHASE SHARES OF CLASS B COMMON STOCK,/1/

                                PAR VALUE $.01,

                                       OF

                                US UNWIRED INC.


          THIS IS TO CERTIFY THAT THE 1818 FUND III, L.P. or its registered assigns (the "Holder"), is the owner of [_________________________ ____________]
              ------
[(___________)] Warrants (the "Warrants"), each of which entitles the registered
                               --------
holder thereof to purchase from US UNWIRED INC., a Louisiana corporation (the "Company"), one (1) fully paid, duly authorized and nonassessable share of Class
 -------
B common stock, par value $.01 per share, of the Company (the "Class B Common
                                                               --------------
Stock"), at any time or from time to time on or before 5:00 p.m.,
-----

______________

     /1/ The Warrant may be exercisable into shares of Class A common stock, par value $.01 per share, of the Company (the "Class A Common Stock") (in lieu
                                               --------------------
of shares of Class B Common Stock) to the extent and under the circumstances set forth in Section 10.2 of the Securities Purchase Agreement, in which case all references in the Warrant to "Class B Common Stock" should be read as "Class A Common Stock".

New York City time, on [___________], 20[__] (the "Warrant Expiration
                                                   ------------------
Date"),/2/ at an exercise price of $.01 per share (the "Exercise Price"), all
----                                                    --------------
on the terms and subject to the conditions hereinafter set forth.

          The number of shares of Class B Common Stock issuable upon exercise of each such Warrant (the "Number Issuable"), which is initially one (1) share, is
                        ---------------
subject to adjustment from time to time pursuant to the provisions of Section 2 of this Warrant Certificate.

          Capitalized terms used herein but not otherwise defined shall have the meanings given to them in Section 12 hereof.

          Section 1.  Exercise of Warrant.
                      -------------------

          (a) Subject to the last paragraph of this Section 1, the Warrants evidenced hereby may be exercised, in whole or in part, by the Holder hereof at any time or from time to time on or before 5:00 p.m., New York City time, on the Warrant Expiration Date, upon delivery to the Company at the principal executive office of the Company in the United States of America, of (A) this Warrant Certificate, (B) a written notice stating that such Holder elects to exercise the Warrants evidenced hereby in accordance with the provisions of this Section 1 and specifying the number of Warrants being exercised and the name or names in which such Holder wishes the certificate or certificates for shares of Class B Common Stock to be issued and (C) payment of the Exercise Price for the shares of Class B Common Stock issuable upon exercise of such Warrants, which shall be payable by any one or any combination of the following: (i) cash; (ii) certified or official bank check payable to the order of the Company; (iii) by the surrender (which surrender shall be evidenced by cancellation of the number of Warrants represented by any Warrant Certificate presented in connection with a Cashless Exercise (as defined below)) of a Warrant or Warrants (represented by one or more relevant Warrant Certificates), and without the payment of the Exercise Price in cash, in return for the delivery to the surrendering holder of such number of shares of Class B Common Stock equal to the number of shares of Class B Common Stock for which such Warrant is exercisable as of the date of exercise (if the Exercise Price were being paid in cash or certified or official bank check) reduced by that number of shares of Class B Common Stock equal to the quotient obtained by dividing (x) the aggregate Exercise Price to be paid by
(y) the Market Price of one share of Class B Common Stock on the Business Day which next precedes the day of exercise of the Warrant; or (iv) by the delivery of shares of Class B Common Stock having a value (as defined by the next sentence) equal to the aggregate Exercise Price to be paid, that are either held by the Holder or are acquired in connection with such exercise, and without payment of the Exercise Price in cash. Any share of Class B Common Stock delivered as payment of the Exercise Price in connection with an In-Kind Exercise (as defined below) shall be

________________

     /2/ The Warrant Expiration Date for any Warrant will be the second anniversary of the date of the issuance of such Warrant.

deemed to have a value equal to the Market Price of one (1) share of Class B Common Stock on the Business Day which next precedes the day of exercise of the Warrant. An exercise of a Warrant in accordance with clause (iii) is herein referred to as a "Cashless Exercise" and an exercise of a Warrant in accordance
                  -----------------
with clause (iv) is herein referred to as an "In-Kind Exercise." The
                                              ----------------
documentation and consideration, if any, delivered in accordance with subsections (A), (B) and (C) are collectively referred to herein as the "Warrant
                                                                         -------
Exercise Documentation."
----------------------

          (b) As promptly as practicable, and in any event within five (5) Business Days after receipt of the Warrant Exercise Documentation, the Company shall deliver or cause to be delivered (A) certificates representing the number of validly issued, fully paid and nonassessable shares of Class B Common Stock specified in the Warrant Exercise Documentation, (B) if applicable, cash in lieu of any fraction of a share, as hereinafter provided, and (C) if less than the full number of Warrants evidenced hereby are being exercised or used in a Cashless Exercise, a new Warrant Certificate or Certificates, of like tenor, for the number of Warrants evidenced by this Warrant Certificate, less the number of Warrants then being exercised or used in a Cashless Exercise. Such exercise shall be deemed to have been made at the close of business on the date of delivery of the Warrant Exercise Documentation so that the Person entitled to receive shares of Class B Common Stock upon such exercise shall be treated for all purposes as having become the record holder of such shares of Class B Common Stock at such time. No such surrender shall be effective to constitute the person entitled to receive such shares as the record holder thereof while the transfer books of the Company for the Class B Common Stock are closed for any purpose (but not for any period in excess of five (5) days); provided, however,
                                                             --------  -------
that any such surrender of this Warrant Certificate for exercise during any period while such books are so closed shall become effective for exercise immediately upon the reopening of such books, as if the exercise had been made on the date this Warrant Certificate was surrendered and for the Number Issuable of Class B Common Stock specified in the Warrant Exercise Documentation and at the Exercise Price.

          (c) The Company shall pay all expenses in connection with, and all taxes and other governmental charges (other than income taxes of the holder) that may be imposed in respect of, the issue or delivery of any shares of Class B Common Stock issuable upon the exercise of the Warrants evidenced hereby. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Class B Common Stock in any name other than that of the registered holder of the Warrants evidenced hereby.

          (d) In connection with the exercise of any Warrants evidenced hereby, no fractions of shares of Class B Common Stock shall be issued, but in lieu thereof the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Market Price per share of Class B Common Stock on the Business Day which next precedes the day of exercise. If more than one (1) such Warrant shall be exercised by the holder thereof at the same time, the number of full shares of Class B Common Stock issuable on such exercise shall be computed on the basis of the total number of Warrants so exercised.

          Section 2.  Adjustments.
                      -----------

          (a)  Adjustment of Number Issuable. The Number Issuable shall be
               -----------------------------
subject to adjustment from time to time as follows:

               (i) In case the Company shall at any time or from time to time after the Issue Date:

                    (A) pay a dividend or make a distribution on the outstanding shares of Common Stock in capital stock of the Company;

                    (B) subdivide the outstanding shares of Common Stock into a larger number of shares;

                    (C) combine the outstanding shares of Common Stock into a smaller number of shares; or

                    (D) issue any shares of its capital stock in a reclassification of the Common Stock;

     then, and in each such case, the Number Issuable in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder of any Warrant evidenced hereby thereafter exercised shall be entitled to receive the number of shares of Class B Common Stock or other securities of the Company which such holder would have owned or had been entitled to receive upon or by reason of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event. An adjustment made pursuant to this clause (i) shall become effective retroactively (x) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such subdivision, combination or reclassification, to the close of business on the date upon which such corporate action becomes effective.

               (ii) If after the Issue Date, the Company shall, at any time or from time to time, issue or sell (x) shares of Common Stock or (y) securities convertible into or exchangeable for shares of Common Stock, or any options, warrants or other rights to acquire shares of Common Stock (other than (A) shares of Common Stock issued upon exercise of the Warrants outstanding on the Issue Date and (B) shares issued as a result of adjustments made under agreements related to shares described in clause
     (A)) at a price per share that is less than the Conversion Price per share of Class B Common Stock then in effect as of the record date or Issuance Date, as the case may be, referred to in the following sentence (the "Relevant Date") (treating the price per
                                        -------------
     share of Common Stock, in the case of the issuance of any security convertible or exchangeable or exercisable into Common Stock as equal to
     (x) the sum of the price for such security convertible, exchangeable or exercisable into Common Stock plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such convertible, exchangeable or exercisable security), in each case, other than issuances or sales for which an adjustment is made pursuant to another paragraph of this Section 2, then, and in each such case, the Number Issuable then in effect shall be adjusted by multiplying the Number Issuable in effect on the day immediately prior to the Relevant Date by a fraction, (1) the numerator of which shall be the sum of the number of shares of Common Stock, on a fully diluted basis, outstanding on the Relevant Date, plus the number of additional shares of Common Stock issued or to be issued (or the maximum number into which such convertible or exchangeable securities initially may convert or exchange or for which such options, warrants or other rights initially may be exercised), and (2) the denominator of which shall be the sum of the number of shares of Common Stock, on a fully diluted basis, outstanding on the Relevant Date, plus the number of shares of Common Stock which the aggregate consideration (plus the aggregate amount of any additional consideration initially payable upon conversion, exchange or exercise of such security) for the total number of such additional shares of Common Stock so issued (or into which such convertible or exchangeable securities may convert or exchange or for which such options, warrants or other rights may be exercised) would purchase at the Conversion Price per share of Class B Common Stock on the Relevant Date. Such adjustment shall be made whenever such shares, securities, options, warrants or other rights are issued, and shall become effective retroactively to a date immediately following the close of business (x) in the case of an issuance to the stockholders of the Company, as such, on the record date for the determination of stockholders entitled to receive such shares, securities, options, warrants or other rights and (y) in all other cases, on the date (the "Issuance Date") of such issuance; provided,
                              -------------                     --------
     however, that if any convertible or exchangeable securities, options,
     -------
     warrants, or other rights
     (or any portions thereof) which shall have given rise to an adjustment pursuant to this Section 2(a)(ii) shall have expired or terminated without the exercise thereof, then the Number Issuable hereunder shall be readjusted (but to no greater extent than originally adjusted) on the basis of eliminating from the computation any additional shares of Common Stock corresponding to such convertible or exchangeable securities, options, warrants or other rights as shall have expired or terminated. Solely for purposes of this clause (ii), (I) Common Stock shall include the Class B Common Stock of the Company and each other class of capital stock of the Company that does not have a preference over any other class of capital stock of the Company as to dividends or upon liquidation, dissolution or winding up of the Company and, in each case, shall include any other class of capital stock of the Company into which such stock is reclassified or reconstituted and (II) if the provisions of any securities convertible into or exchangeable for shares of Common Stock or options, warrants or other rights to acquire shares of Common Stock are amended after the date of issuance so as to reduce the applicable conversion price, exchange price or exercise price such amendment shall be deemed to be a new issuance of such securities.

               (iii) In case the Company shall, at any time or from time to time, after the Issue Date distribute to any holder of shares of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the resulting or surviving corporation and the Common Stock is not changed or exchanged) cash, evidences of indebtedness of the Company or another issuer, securities of the Company or another issuer or other assets (excluding dividends or other distributions of shares of Common Stock or other capital stock for which adjustment is made under Section 2(a)(i) or dividends or other distributions received by or set aside for the benefit of the holders of Common Stock pursuant to Section 2(c) below) or rights or warrants to subscribe for or purchase securities of the Company (excluding those in respect of which adjustments in the Number Issuable is made pursuant to
     Section 2(a)(i) or Section 2(a)(ii)), then, and in each such case, the Number Issuable then in effect shall be adjusted by multiplying the Number Issuable in effect immediately prior to the date of such distribution by a fraction (x) the numerator of which shall be the Conversion Price per share of Class B Common Stock on the record date referred to below and (y) the denominator of which shall be such Conversion Price per share of Class B Common Stock less the then Fair Market Value (as determined in good faith by the Board of Directors of the Company, a certified resolution with respect to which shall be mailed to the holder of the Warrants evidenced hereby) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such subscription rights or warrants applicable to one (1) share of Common Stock (but such denominator shall in no event be zero). Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

               (iv) In case the Company, at any time or from time to time, shall take any action which could have a dilutive effect on the number of shares of Common Stock that may be issued upon exercise of the Warrants, other than an action described in any of Section 2(a)(i) through 2(a)(iii), inclusive, or Section 2(b), then the Number Issuable shall be adjusted in such manner and at such time as the Board of Directors of the Company in good faith determines to be equitable under the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the holder of the Warrants evidenced hereby).

               (v) Notwithstanding anything herein to the contrary, no adjustment under this Section 2(a) need be made to the Number Issuable unless such adjustment would require an increase or decrease of at least 1% of the Number Issuable then in effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of such Number Issuable. Any adjustment to the Number Issuable carried forward and not theretofore made shall be made immediately prior to the exercise of any Warrants pursuant hereto.

               (vi) The Company promptly shall deliver to each registered holder of Warrants at least five (5) Business Days prior to effecting any transaction which would result in an increase or decrease in the Number Issuable pursuant to this Section 2 a notice thereof, together with a certificate, signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Number Issuable then in effect following such adjustment.

               (vii)  Notwithstanding anything contrary contained in this
     Section 2(a), the Company shall be entitled to make such upward adjustments in the Number Issuable, in addition to those otherwise required by this
     Section 2(a), as the Board of Directors of the Company in their discretion shall determine to be advisable in order that any stock dividend, subdivision or combination of shares, distribution of rights or warrants to purchase stock or securities, or distribution of securities convertible into or exchangeable for Common Stock, hereafter made by the Company to its shareholders shall not be taxable; provided, however, that any such
                                        --------  -------
     adjustment shall be made, as nearly as practicable, in a manner which treats all holders of Warrants with similar protections on an equal basis.

               (viii) Notwithstanding anything to the contrary contained herein, no adjustment under this Section 2(a) shall be made upon the issuance of shares of Common Stock upon the exercise of up to 2,000 options with respect to Common Stock with an exercise price of $6.00 per share.

          (b)  Reorganization, Reclassification, Consolidation, Merger or Sale
               ---------------------------------------------------------------
of Assets. In case of any capital reorganization or reclassification or other
---------
change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another Person (other than a consolidation or merger in which the Company is the resulting or surviving person and which does not result in any reclassification or change of outstanding Common Stock) (any of the foregoing, a "Transaction"), the Company,
                     -----------
or such successor or purchasing Person, as the case may be, shall execute and deliver to each holder of the Warrants evidenced hereby, at least five (5) Business Days prior to effecting any of the foregoing Transactions, a certificate that the holder of each such Warrant then outstanding shall have the right thereafter to exercise such Warrant into the kind and amount of shares of stock or other securities (of the Company or another issuer) or property or cash receivable upon such Transaction by a holder of the number of shares of Class B Common Stock into which such Warrant could have been exercised immediately prior to such Transaction. Such certificate shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2 and shall contain other terms identical to the terms hereof. If, in the case of any such Transaction, the stock, other securities, cash or property receivable thereupon by a holder of Common Stock includes shares of stock or other securities of a Person other than the successor or purchasing Persons and other than the Company, which controls or is controlled by the successor or purchasing Person or which, in connection with such Transaction, issues stock, securities, other property or cash to holders of Common Stock, then such certificate also shall be executed by such Person, and such Person shall, in such certificate, specifically assume the obligations of such successor or purchasing Person and acknowledge its obligations to issue such stock, securities, other property or cash to holders of the Warrants upon exercise thereof as provided above. The provisions of this Section 2(b) similarly shall apply to successive Transactions.

          (c)  Special Distributions. If the holder so elects by sending a
               ---------------------
Special Notice to the Company, in the event that the Company shall declare a dividend or make any other distribution (including, without limitation, in cash, in capital stock (which shall include, without limitation, any options, warrants or other rights to acquire Capital Stock) of the Company, whether or not pursuant to a shareholder rights plan, "poison pill" or similar arrangement) in other property or assets, to holders of Common Stock (a "Special Distribution"),
                                                         --------------------
then the Board of Directors shall set aside the amount of such dividend or distribution that any holder of Warrants would have been entitled to receive had it exercised such Warrants prior to the record date for such dividend or distribution. Upon the exercise of a Warrant evidenced hereby, the holder shall be entitled to receive, such dividend or distribution that such holder would have received had such Warrant been exercised immediately prior to the record date for such dividend or distribution. Prior to any Special Distribution described in this section 2(c), the Company shall as provided in Section 4 hereof notify each holder (not less than ten (10) Business Days prior to the occurrence of each Special Distribution) of its intent to make such Special Distribution and the holder, if it elects to have such distribution set aside the amount thereof rather than have an adjustment to the Number Issuable as provided in Section 2(a)(i) or (iii), shall notify the Company by sending a Special Notice prior to the date of any such Special Distribution.

          Section 3.  No Redemption. The Company shall not have any right to
                      -------------
redeem any of the Warrants evidenced hereby.

          Section 4.  Notice of Certain Events. In case at any time or from
                      ------------------------
time to time (i) the Company shall declare any dividend or any other distribution to the holders of its Common Stock, (ii) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any additional shares of stock of any class or any other right, (iii) the Company shall authorize the issuance or sale of any other shares or rights which would result in an adjustment to the Number Issuable pursuant to Section 2(a)(i), (ii) or (iii) or would result in a Special Distribution pursuant to Section 2(c) hereof, (iv) there shall be any capital reorganization or reclassification of the Common Stock of the Company or consolidation or merger of the Company with or into another Person, or any sale or other disposition of all or substantially all the assets of the Company, or
(v) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of such cases the Company shall mail to each holder of the Warrants evidenced hereby at such holder's address as it appears on the transfer books of the Company, as promptly as practicable but in any event at least 30 days prior to the applicable date hereinafter specified, a notice stating (a) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, (b) the Issuance Date (as defined in Section 2(a)(ii) hereof) or
(c) the date on which such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up is expected to become effective; provided, however, that in the case of any event to which Section
           --------  -------
2(b) applies, the Company shall give at least ten (10) Business Days' prior written notice as aforesaid. Such notice also shall specify the date as of which it is expected that the holders of Common Stock of record shall be entitled to exchange their Common Stock for shares of stock or other securities or property or cash deliverable upon such reorganization, reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up.

          Section 5.  Certain Covenants. The Company covenants and agrees that
                      -----------------
all shares of Capital Stock of the Company which may be issued upon the exercise of the Warrants evidenced hereby will be duly authorized, validly issued and fully paid and nonassessable. The Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the exercise of all outstanding Warrants, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the exercise of all outstanding Warrants. The Company shall prepare and file, and cooperate with the holder of this Warrant so that it may prepare and file, in each case within five
(5) Business Days of a request by such holder, notification and report forms in compliance with the HSR Act, and shall otherwise fully comply with the requirements of the HSR Act, to the extent required in connection with the exercise of the Warrant. The Company shall bear all of its own expenses and all of its own out-of-pocket expenses (including reasonable attorneys' fees, charges and expenses) and filing fees of such holder in connection with any such preparation and filing.

          Section 6.  Registered Holder. The person in whose name this Warrant
                      -----------------
Certificate is registered shall be deemed the owner hereof and of the Warrants evidenced hereby for all purposes. The registered holder of this Warrant Certificate, in its capacity as such, shall not be entitled to any rights whatsoever as a stockholder of the Company, except as herein provided.

          Section 7.  Transfer of Warrants. Any transfer of the rights
                      --------------------
represented by this Warrant Certificate shall be effected by the surrender of this Warrant Certificate, along with the form of assignment attached hereto, properly completed and executed by the registered holder hereof, at the principal executive office of the Company in the United States of America, together with an appropriate investment letter, if deemed reasonably necessary by counsel to the Company to assure compliance with applicable securities laws. Thereupon, the Company shall issue in the name or names specified by the registered holder hereof and, in the event of a partial transfer, in the name of the registered holder hereof, a new Warrant Certificate or Certificates evidencing the right to purchase such number of shares of Class B Common Stock as shall be equal to the number of shares of Class B Common Stock then purchasable hereunder.

          Section 8.  Denominations. The Company covenants that it will, at its
                      -------------
expense, promptly upon surrender of this Warrant Certificate at the principal executive office of the Company in the United States of America, execute and deliver to the registered holder hereof a new Warrant Certificate or Certificates in denominations specified by such holder for an aggregate number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

          Section 9.  Replacement of Warrants. Upon receipt of evidence
                      -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of loss, theft or destruction, upon delivery of an indemnity reasonably satisfactory to the Company (in the case of an insurance company or other institutional investor, its own unsecured indemnity agreement shall be deemed to be reasonably satisfactory), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new Warrant Certificate of like tenor for a number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

          Section 10.  Governing Law. THIS WARRANT CERTIFICATE SHALL BE
                       -------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

          Section 11.  Rights Inure to Registered Holder. The Warrants
                       ---------------------------------
evidenced by this Warrant Certificate will inure to the benefit of and be binding upon the registered holder thereof and the Company and their respective successors and permitted assigns. Nothing in this Warrant Certificate shall be construed to give to any Person other than the Company and the registered holder thereof any legal or equitable right, remedy or claim under this Warrant Certificate, and this Warrant Certificate shall be for the sole and exclusive benefit of the Company and such registered holder. Nothing in this Warrant Certificate shall be construed to give the registered holder hereof any rights as a holder of shares of Common Stock until such time, if any, as the Warrants evidenced by this Warrant Certificate are exercised in accordance with the provisions hereof.

          Section 12. Definitions. For the purposes of this Warrant
                      -----------
Certificate, the following terms shall have the meanings indicated below:

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
day on which commercial banks in the City of New York, New York are authorized or required by law or executive order to close.

          "Capital Stock" of any Person means any and all shares, interests,
           -------------
participations or other equivalents (however designated) of such Person's capital stock (or equivalent ownership interests in a Person not a corporation) whether now outstanding or hereafter issued, including, without limitation, all common stock and preferred stock and any rights, warrants or options to purchase such Person's capital stock.

          "Common Stock" shall mean the Class A Common Stock, the Class B Common
           ------------
Stock and each other class of Capital Stock, of the Company that does not have a preference over any other class of Capital Stock of the Company as to dividends or upon liquidation, dissolution or winding up of the Company and, in each case, shall include any other class of Capital Stock of the Company into which such stock is reclassified or reconstituted.

          "Conversion Price" means $26.55, subject to adjustment as set forth in
           ----------------
Section 8(d) of the Amendment to the Company's Articles of Incorporation, dated October 27, 1999.

          "Exercise Price" shall have the meaning given it in the first
           --------------
paragraph hereof.

          "Fair Market Value" shall mean the amount which a willing buyer, under
           -----------------
no compulsion to buy, would pay a willing seller, under no compulsion to sell, in an arm's-length transaction (assuming (i) that the Common Stock is valued "as if fully distributed", (ii) that the shares of Class A Common Stock and shares of Class B Common Stock are treated as one class of Common Stock with no consideration being given to any distinction between them, and (iii) no consideration is given for minority investment discounts, or discounts related to illiquidity or restrictions on transferability).

          "HSR Act" shall mean the Hart-Scott-Rodino Anti-Trust Improvements Act
           -------
of 1976, as amended and the rules and regulations of the Federal Trade Commission promulgated thereunder.

          "Issue Date" shall mean [__________],/3/ 1999.
           ----------

          "Market Price" shall mean, per share of Common Stock, on any date
           ------------
specified herein: (a) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security, the last trading price of the Common Stock on such date; or (b) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported closing bid and asked price of the Common Stock, on such date as shown by NASDAQ and reported by any member firm of the NYSE selected by the Company; or (c) if neither (a) nor (b) is applicable, the Fair Market Value per share determined in good faith by the Board of Directors of the Company which shall be deemed to be Fair Market Value unless holders of at least 15% of Common Stock issued or issuable upon exercise of the Warrants request that the Company obtain an opinion of a nationally recognized investment banking firm chosen by the Company (who shall bear the expense) and reasonably acceptable to such requesting holders of the Warrants, in which event the Fair Market Value shall be as determined by such investment banking firm.

          "NASDAQ" shall mean the National Market System of the Nasdaq Stock
           ------
Market.

          "Number Issuable" shall have the meaning given it in the second
           ---------------
paragraph hereof.

          "NYSE" shall mean the New York Stock Exchange, Inc.
           ----

          "Person" shall mean any individual, corporation, limited liability
           ------
company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Securities Purchase Agreement" shall mean that certain Securities
           -----------------------------
Purchase Agreement, dated as of October 29, 1999, between the Company and The 1818 Fund III, L.P., as the same may be amended or modified from time to time in accordance with its terms.

          "Special Notice" shall mean the notice sent by a holder to the Company
           --------------
indicating its preference to have any special distribution set aside for its benefit upon exercise of the Warrant.

_____________

     /3/  Insert date of issuance of Warrant.

          "Warrant Exercise Documentation" shall have the meaning given it in
           ------------------------------
Section 1 hereof.

          Section 13.  Notices. All notices, demands and other communications
                       -------
provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, courier services or personal delivery, (a) if to the holder of a Warrant, at such holder's last known address appearing on the books of the Company; and (b) if to the Company, at its principal executive office in the United States located at the address designated for notices in the Securities Purchase Agreement, or such other address as shall have been furnished to the party given or making such notice, demand or other communication. All such notices and communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered; (ii) when delivered to a courier if delivered by commercial overnight courier service; and (iii) five (5) Business Days after being deposited in the mail, postage prepaid, if mailed.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the Issue Date.

                                        US UNWIRED INC.



                                        By:_____________________________
                                           Name:
                                           Title:

                           [Form of Assignment Form]

                 [To be executed upon assignment of Warrants]

          The undersigned hereby assigns and transfers this Warrant Certificate to ____________________ whose Social Security Number or Tax ID Number is _________________ and whose record address is _________________________
____________, and irrevocably appoints ________________ as agent to transfer this security on the books of the Company. Such agent may substitute another to act for such agent.

                                        Signature:



                                        _______________________________


                                        Signature Guarantee:



                                        ________________________________



Date: ___________________________